              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    Depositor

           Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                  Series 2004-4

                          $[1,101,326,708](Approximate)
             Expected Investor Settlement Date: November [30], 2004

                            TERM SHEET ~ Version 1.0
                                November 9, 2004

                           DLJ Mortgage Capital, Inc.
                   Washington Mutual Mortgage Securities Corp.
                                     Sellers

                             Wells Fargo Bank, N.A.
       Master Servicer, Trust Administrator, Servicer and Back-up Servicer

                           Wilshire Credit Corporation
                                Special Servicer

                         U.S. Bank National Association
                                     Trustee

                         Credit Suisse First Boston LLC
                                   Underwriter

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

                      STATEMENT REGARDING ASSUMPTIONS AS TO
              SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The  information  contained  in the  attached  materials  is  referred to as the
"Information".

The Information has been provided by Credit Suisse First Boston LLC. Neither the
Issuer of the Certificates,  the Depositor,  nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The
Information  contained  herein  is  preliminary  and will be  superseded  by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information  addresses only certain aspects of the applicable  Certificates'
characteristics  and thus does not provide a complete  assessment.  As such, the
Information may not reflect the impact of all structural  characteristics of the
Certificates.  The assumptions  underlying the Information,  including structure
and  collateral,   may  be  modified  from  time  to  time  to  reflect  changed circumstances.

Although a registration  statement  (including the  prospectus)  relating to the
Certificates  discussed in this communication has been filed with the Securities and  Exchange  Commission  and is  effective,  the final  prospectus  supplement relating to the Certificates  discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication  shall not constitute an offer to sell or the solicitation of an  offer  to buy nor  shall  there  be any  offer  or sale of the  Certificates discussed in this  communication in any state in which such offer,  solicitation or sale would be  unlawful  prior to  registration  or  qualification  under the securities  laws of any such state.  Prospective  purchasers are referred to the
final  prospectus  and  prospectus   supplement  relating  to  the  Certificates
discussed  in  this  communication  for  definitive  Information  on any  matter discussed in this communication.

Any investment  decision  should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the  Information.  Offering  Documents  contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final  prospectus  and  prospectus  supplement may be obtained by contacting the
Credit Suisse First Boston LLC trading desk at (212) 538-3831.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

    Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
              Offered Certificates: $[1,101,326,708] (Approximate)

--------- --------------- ----------- ----------- ------------------ -------------- ---------------- -------- -------- -------------
              Original
          ---------------             Avg. Life     Prin. Window                                     Proj.                 Exp'd
  Class       Balance      Initial    Call/Mat.      Call / Mat.                     Pricing Speed   Net       W.A.    Rating4
              (+/-5%)     Coupon (%)  (Years)1    (Months)2              Type       and Assumption   Margin3    MTR     S&P/Moody's
--------- --------------- ----------- ----------- ------------------ -------------- ---------------- -------- -------- -------------

  1-A-1    $[69,480,000]  [4.8535]5   [1.75 /       [1-35 / 1-35]     Sen/WAC/PT        25 CPB       [2.044]%  [32]       AAA/Aaa
                                        1.75]
  2-A-1    $[155,200,000] [5.1315]6   [2.47 /                         Sen/WAC/PT        25 CPB       [1.993]%  [58]       AAA/Aaa
                                        2.47]       [1-58 / 1-59]
  3-A-1    $[98,860,000]  [4.8172]7   [1.73 /                         Sen/WAC/PT        25 CPB       [2.034]%  [31]       AAA/Aaa
                                        1.73]       [1-35 / 1-35]
  4-A-1    $[174,285,000] [5.2604]8   [2.47 /                         Sen/WAC/PT        25 CPB       [2.033]%  [58]       AAA/Aaa
                                        2.48]       [1-58/ 1-59]
 5-A-1-1   $[113,300,000]   [TBD]9    [2.26 /                                           30 CPR       [2.873]%  [29]       AAA/Aaa
                                        2.46]     [1-76 / 1-165]  SuperSen/Floater
 5-A-1-2   $[12,600,000]   [TBD]10    [2.26 /                     SenSupport/Floater    30 CPR       [2.873]%  [29]       AAA/Aaa
                                        2.46]     [1-76 / 1-165]
  5-A-2    $[177,100,000]  [TBD]11    [2.26 /                       Sen/Floater         30 CPR       [2.889]%  [29]       AAA/Aaa
                                        2.47]     [1-76 / 1-169]
  5-A-3    $[60,000,000]    [TBD]12   [1.27 /                       Sen/Floater         30 CPR       [2.889]%  [29]       AAA/Aaa
                                        1.27]     [1-42 / 1-42]
  5-A-4    $[20,000,000]    [TBD]13   [5.23 /        [42-76 /       Sen/Floater         30 CPR       [2.889]%  [29]       AAA/Aaa
                                        6.06]        42-169]
  5-A-5    $[128,500,000]   [TBD]14   [2.31 /                       Sen/Floater         30 CPR       [2.889]%   [4]       AAA/Aaa
                                        2.55]     [1-76 / 1-171]
    AR         $[50]      [4.8535]15    [TBD]         [TBD]         Sen/Residual         [NA]         [NA]     [TBD]       AAA/NR
   AR-L        $[50]      [4.8535]15    [TBD]         [TBD]         Sen/Residual         [NA]         [NA]     [TBD]       AAA/NR
--------- --------------- ----------- ----------- --------------- ----------------- ---------------- -------- -------- -------------

Information  is  preliminary  and  subject to final  collateral,  rating  agency approval and legal review. The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties,  which may vary from the actual  characteristics  of the final  collateral.  Credit Suisse First
Boston  LLC makes no  representation  that such  analyses  or  calculations  are accurate or that such valuations represent levels where actual trades may occur.
Investors  should rely on the  information  contained in or filed in  connection with the prospectus/prospectus supplement.

---------------------

1    The  weighted  average  lives with respect to the Group 1, Group 2, Group 3 and Group 4  Certificates,  will be calculated  to `Call'  assuming the 10%
     optional  termination  is exercised and all loans pay down on their initial reset date;  and to  `Maturity'  assuming all loans pay down on their first reset date; in both cases assuming the Pricing Speed and Assumptions stated
     above.  The weighted average lives with respect to the Group 5 Certificates assumes no application of cross-collateralization.

2    The  principal  windows  with  respect to the Group 1, Group 2, Group 3 and
     Group 4  Certificates,  will  be  calculated  to  `Call'  assuming  the 10%
     optional  termination  is exercised and all loans pay down on their initial reset date;  and to  `Maturity'  assuming all loans pay down on their first reset date; in both cases assuming the Pricing Speed and Assumptions stated
     above.  The  principal  window  with  respect  to the Group 5  Certificates assumes no application of cross-collateralization.

3    Based on weighted average  information on the assumed  collateral as of the
     Cut-off Date.

4    The Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates (as defined herein,  and other  than the Class AR and Class  AR-L) are  expected  to be rated by Standard & Poor's Ratings Services  ("S&P") and Moody's  Investors
     Service,  Inc.  ("Moody's").  The Class AR and Class AR-L  Certificates are
     expected to be rated by S&P.

5    The initial  pass-through rate on the Class 1-A-1  Certificates is expected to be approximately [4.8535]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 1-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

6    The initial  pass-through rate on the Class 2-A-1  Certificates is expected to be approximately [5.1315]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 2-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).

7    The initial  pass-through rate on the Class 3-A-1  Certificates is expected to be approximately [4.8172]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 3-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 3 mortgage loans minus [0.02]% per annum (30/360 accrual basis, 24 day delay).

8    The initial  pass-through rate on the Class 4-A-1  Certificates is expected to be approximately [5.2604]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 4-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 4 mortgage loans minus [0.02]% per annum (30/360 accrual basis, 24 day delay).

9    The initial pass-through rate on the Class 5-A-1-1 Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through  rate on the Class  5-A-1-1  Certificates  will equal the  least of (i) the sum of  one-month  LIBOR for that  distribution date  plus  [TBD]%,  (ii) the  related  group 5 net  funds  cap,  and (iii)
     [11.00]% (ACT/360,  0 day delay).  After the optional  termination date for the  group  5A,  group 5B and group 5C  mortgage  loans  the Class  5-A-1-1 certificate margin will increase to [TBD]%.

10   The initial pass-through rate on the Class 5-A-1-2 Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through  rate on the Class  5-A-1-2  Certificates  will equal the  least of (i) the sum of  one-month  LIBOR for that  distribution date  plus  [TBD]%,  (ii) the  related  group 5 net  funds  cap,  and (iii)
     [11.00]% (ACT/360,  0 day delay).  After the optional  termination date for the  group  5A,  group 5B and group 5C  mortgage  loans  the Class  5-A-1-2 certificate margin will increase to [TBD]%.

11   The initial  pass-through rate on the Class 5-A-2  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 5-A-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 5 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     5A, group 5B and group 5C mortgage loans the Class 5-A-2 certificate margin will increase to [TBD]%.

12   The initial  pass-through rate on the Class 5-A-3  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 5-A-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 5 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     5A, group 5B and group 5C mortgage loans the Class 5-A-3 certificate margin will increase to [TBD]%.

13   The initial  pass-through rate on the Class 5-A-4  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 5-A-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 5 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     5A, group 5B and group 5C mortgage loans the Class 5-A-4 certificate margin will increase to [TBD]%.

14   The initial  pass-through rate on the Class 5-A-5  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 5-A-5 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%, (ii) the related group 5 net funds cap, and (iii) [11.00]% (30/360,
     0 day delay).  After the optional  termination date for the group 5A, group
     5B and group 5C  mortgage  loans the Class  5-A-5  certificate  margin will increase to [TBD]%.

15   The initial  pass-through  rate on the Class AR Certificates and Class AR-L
     Certificates is expected to be approximately [4.8535]% per annum. After the first  distribution  date, the per annum  pass-through rate on the Class AR
     Certificates and Class AR-L Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis,
     24 day delay).

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                       2

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

           Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                  Series 2004-4
                          Offered Certificates (cont.)

----- -------------- ---------- -------------- ---------------- --------------- -------------- ----------- -------- ----------------
Class    Original      Initial    Avg. Life     Prin. Window         Type          Pricing     Proj. Net    W.A.          Exp'd
          Balance    Coupon (%)  Call / Mat.     Call / Mat.                      Speed and    Margin9       MTR    Rating10
          (+/-5%)               (Years)7       (Months)8                         Assumption                            S&P/Moody's
----- -------------- ---------- -------------- ---------------- --------------- -------------- ----------- -------- ----------------
5-M-1  $[36,660,000] [TBD]11     [4.40/4.75]   [38-76/38-123]    Sub/Floater       30 CPR       [2.709]%    [23]        [AA]/[Aa2]
5-M-2  $[12,500,000] [TBD]12     [4.32/4.41]    [37-76/37-92]    Sub/Floater       30 CPR       [2.709]%    [23]         [A]/[A2]
5-M-3  $[4,830,000]  [TBD]13     [3.90/3.90]    [37-66/37-66]    Sub/Floater       30 CPR       [2.709]%    [23]       [BBB+]/[Baa1]
5-M-4  $[2,841,708]  [TBD]14     [3.19/3.19]    [37-46/37-46]    Sub/Floater       30 CPR       [2.709]%    [23]       [BBB-]/[Baa3]
C-B-1  $[24,350,000] [TBD]15        [TBD]           [TBD]         Sub/WAC/PT       25 CPB        [TBD]%     [TBD]         [TBD]
C-B-2  $[6,220,000]    [TBD]9       [TBD]           [TBD]         Sub/WAC/PT       25 CPB        [TBD]%     [TBD]         [TBD]
C-B-3  $[4,600,000]    [TBD]9       [TBD]           [TBD]         Sub/WAC/PT       25 CPB        [TBD]%     [TBD]         [TBD]
----- -------------- ---------- -------------- ---------------- --------------- -------------- ----------- -------- ----------------
                                              Non-Offered Certificates
----- -------------- ---------- -------------- ---------------- --------------- ------------- ------------ --------- ---------------
Class    Original      Initial    Avg. Life     Prin. Window         Type         Pricing      Proj. Net     W.A.        Exp'd
          Balance    Coupon (%)  Call / Mat.     Call / Mat.                     Speed and      Margin3      MTR        Rating4
          (+/-5%)                 (Years)1        (Months)2                      Assumption                           S&P/Moody's
----- -------------- ---------- -------------- ---------------- --------------- ------------- ------------ --------- ---------------
C-B-4  $[2,705,000]    [TBD]9       [TBD]           [TBD]         Sub/WAC/PT       25 CPR       [TBD]%      [TBD]        [TBD]
C-B-5  $[3,520,000]    [TBD]9       [TBD]           [TBD]         Sub/WAC/PT       25 CPR       [TBD]%      [TBD]        [TBD]
C-B-6  $[1,893,909]    [TBD]9       [TBD]           [TBD]         Sub/WAC/PT       25 CPR       [TBD]%      [TBD]        NR/NR
 5-X       $[0]          N/A         N/A             N/A           Residual         N/A           N/A        N/A         NR/NR
  P       $[0]10         N/A         N/A             N/A           Residual         N/A           N/A        N/A         NR/NR
----- -------------- ---------- -------------- ---------------- --------------- ------------- ------------ --------- ---------------

Information  is  preliminary  and  subject to final  collateral,  rating  agency approval and legal review. The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties,  which may vary from the actual  characteristics  of the final  collateral.  Credit Suisse First
Boston  LLCmakes  no  representation  that such  analyses  or  calculations  are accurate or that such valuations represent levels where actual trades may occur.
Investors  should rely on the  information  contained in or filed in  connection with the prospectus/prospectus supplement.

---------------------

1    The weighted average lives with respect to the Class C-B Certificates  will be calculated to `Call' assuming the 10% optional  termination is exercised and all loans  pay down on their  initial  reset  date;  and to  `Maturity'
     assuming  all loans  pay down on their  first  reset  date;  in both  cases assuming  the Pricing  Speed and  Assumptions  stated  above.  The weighted average lives with respect to the 5 Certificates  assumes no application of cross-collateralization.

2    The principal  windows with respect to the Class C-B  Certificates  will be calculated to `Call' assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to `Maturity'  assuming all loans pay down on their first reset date;  in both cases  assuming  the
     Pricing  Speed and  Assumptions  stated above.  The  principal  window with
     respect   to  the  Group  5   Certificates   assumes  no   application   of
     cross-collateralization.

3    Based on weighted average  information on the assumed  collateral as of the
     Cut-off Date.

4    The Group 5 Subordinate  Certificates and the Class C-B Certificates  (each as defined  herein,  and other than the Class  C-B-6  Certificates)  may be rated by one or more rating agencies.

5    The initial  pass-through rate on the Class 5-M-1  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 5-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 5 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     5A, group 5B and group 5C mortgage loans the Class 5-M-1 certificate margin will increase to [TBD]%.

6    The initial  pass-through rate on the Class 5-M-2  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 5-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 5 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     5A, group 5B and group 5C mortgage loans the Class 5-M-2 certificate margin will increase to [TBD]%.

7    The initial  pass-through rate on the Class 5-M-3  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 5-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 5 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     5A, group 5B and group 5C mortgage loans the Class 5-M-3 certificate margin will increase to [TBD]%.

8    The initial  pass-through rate on the Class 5-M-4  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 5-M-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 5 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     5A, group 5B and group 5C mortgage loans the Class 5-M-4 certificate margin will increase to [TBD]%.

9    The initial  pass-through rate on the Class C-B Certificates is expected to be approximately  [TBD]% per annum.  After the first distribution date, the per annum  pass-through  rate on the Class C-B Certificates  will equal the weighted average of the net interest rates on the group 1, group 2, group 3 and  group 4  mortgage  loans  (less  [0.02]%  for the  group 3 and group 4 mortgage loans), as further described in the prospectus  supplement (30/360 accrual basis, 24 day delay).

10   The Class P  Certificates  will receive  prepayment  penalty  premiums from certain mortgage loans. The Class P Certificates are not offered hereby.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                       3

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

I.   SUMMARY

Title of series

     Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4.

Depositor

     Credit Suisse First Boston Mortgage Securities Corp.

Sellers

     DLJ Mortgage Capital,  Inc. and Washington Mutual Mortgage Securities Corp.
     ("WMMSC").

Servicers

     GreenPoint Mortgage Funding,  Inc.  ("Greenpoint"),  National City Mortgage
     Co. ("National City"),  Select Portfolio Servicing,  Inc. ("SPS") (see "SPS
     servicing risk" herein),  WMMSC, First Republic Bank("First  Republic") and
     Wells Fargo Home Mortgage, Inc ("Wells Fargo"). It is expected that none of
     Greenpoint, First Republic or WMMSC respectively, will service 10% or more, by principal balance, of the Mortgage Loans in any loan group.

Back-up Servicer

     Wells Fargo Bank,  N.A.  (only with  respect to the  SPS-serviced  mortgage loans).

Special Servicer

     Wilshire Credit Corporation.

Master Servicer

     Wells Fargo Bank, N.A.

Trustee

     U.S. Bank National Association.

Trust Administrator

     Wells Fargo Bank, N.A.

Mortgage pool

     [4,186] adjustable-rate  mortgage loans with an aggregate principal balance of  approximately  $[1,109,445,618.11]  as of the cut-off date,  secured by first liens on one- to four-family residential properties. Generally, after the  initial  fixed rate  period,  the  interest  rate and  payment for the mortgage loans adjust monthly,  semi-annually or annually based on an index plus a margin.  The  mortgage  pool  consists  of seven  groups of mortgage loans.  Groups 1 and 3 are each generally  comprised of mortgage loans with an  initial  fixed  rate  period  of 2 or 3 years,  Groups 2 and 4 are each generally  comprised of mortgage loans with an initial fixed rate period of
     5 years,  Groups 5A and 5B are each  generally  comprised of mortgage loans with an initial  fixed rate period of one month,  six months,  1, 2, 3 or 5 years,  Group 5C is generally  comprised of mortgage  loans with an initial fixed rate period of one month and six months.

     ----------- ------------------------ ------------------------------
     Designation Number of Mortgage Loans Cut-off Date Principal Balance
     ----------- ------------------------ ------------------------------
     Group 1                [151]                  $[75,525,409.89]
     Group 2                [314]                 $[168,691,111.81]
     Group 3                [527]                 $[107,461,476.90]
     Group 4                [976]                 $[189,435,911.05]
     Group 5A               [705]                 $[139,991,235.09]
     Group 5B             [1,019]                 $[285,634,715.42]
     Group 5C               [494]                 $[142,705,757.94]
     ----------- ------------------------ ------------------------------

     Approximately [70.76]%,  [71.57]%,  [75.24]%,  [72.62]%, [45.39]%, [46.56]%
     and  [98.21]%  of the  groups  1, 2, 3, 4, 5A,  5B and 5C  mortgage  loans, respectively,  do not provide for any payments of principal  prior to their first  adjustment  date,  or,  with  respect  to  certain  groups 5A and 5B mortgage loans, three years from the date of origination,  or, with respect to certain groups 1, 3, 5A, 5B and 5C mortgage  loans,  five years from the date of origination,  or, with respect to certain groups 1, 2, 3, 4, 5A, 5B and 5C mortgage loans, ten years from the date of origination.

     Information  contained  herein  reflects  the November 1, 2004 cut-off date scheduled balances.  Collateral information contained herein is indicative.
     On the closing date, the aggregate  principal balance of the mortgage loans in loan groups 1, 2, 3, 4, 5A, 5B and 5C, along with any amounts on deposit in the prefunding  account,  will equal the aggregate  principal balance of the  Groups  1, 2, 3, 4,  5A,  5B and 5C  Certificates  and the  Class  C-B
     Certificates.  For further collateral information, see "Collateral Summary"
     and   "Collateral    Details"   herein.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        4

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

[Prefunding Amount]

     Approximately [10%].

[Capitalized Interest Account]

     [TBD]

Cut-off date

     November 1, 2004.

Closing date

     On or about November 29,  2004.

Investor settlement date

     On or about November 30, 2004.

Distribution dates

     On the 25th day of each month, or if the 25th day is not a business day, on the succeeding business day beginning in December 2004.

Scheduled final distribution date

     The  distribution  date in March 2035. The actual final  distribution  date could be substantially earlier.

Maturity date

     March 25, 2035.

Offered certificates

     Class  1-A-1,   Class  AR  and  Class  AR-L   Certificates  (the  "Group  1
     Certificates"),

     Class 2-A-1 Certificates (the "Group 2 Certificates"),

     Class 3-A-1 Certificates (the "Group 3 Certificates"),

     Class 4-A-1 Certificates (the "Group 4 Certificates"),

     Class   5-A-1-1  and  Class   5-A-1-2   Certificates   (the  "Group   5-A-1
     Certificates"),

     The Group 5-A-1  Certificates,  Class 5-A-2,  Class 5-A-3,  Class 5-A-4 and
     Class 5-A-5 Certificates (the "Group 5 Senior Certificates"),

     Class 5-M-1,  Class 5-M-2,  Class 5-M-3 and Class 5-M-4  Certificates  (the
     "Group 5  Subordinate  Certificates,"  and together with the Group 5 Senior
     Certificates and the Class 5-X Certificates, the "Group 5 Certificates"),

     The Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group
     4  Certificates  and Group 5 Senior  Certificates  (together,  the  "Senior
     Certificates"),

     Class  C-B-1,  Class  C-B-2  and  Class  C-B-3  (together  with the  Senior
     Certificates  and  the  Group  5  Subordinate  Certificates,  the  "Offered
     Certificates").

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                       5

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

Privately offered certificates

     Class C-B-4,  Class C-B-5 and Class C-B-6  Certificates  (together with the
     Class  C-B-1,  Class  C-B-2 and Class  C-B-3  Certificates,  the "Class C-B
     Certificates"),  the Class P Certificates  and the Class 5-X  Certificates.

Form of offered certificates

     The  Offered  Certificates,   other  than  the  Class  AR  and  Class  AR-L
     Certificates,  will be book-entry certificates. The Class AR and Class AR-L
     Certificates  will be  physical  certificates.

Minimum denominations

     The  Offered  Certificates,   other  than  the  Class  AR  and  Class  AR-L
     Certificates,  will  be  issued  in  minimum  denominations  (by  principal balance) of $25,000 and  integral  multiples of $1 in excess  thereof.  The
     Class AR and Class AR-L Certificates  will be issued in minimum  percentage interests of 20%.

Accrual periods

     For any distribution date and any class of Offered Certificates, other than the Group 5  Certificates,  the calendar month  immediately  preceding that distribution  date. For any distribution date and the Group 5 Certificates, the period  commencing on the immediately  preceding  distribution date (or the closing date,  in the case of the first  accrual  period) and ending on the day immediately  preceding the related distribution date.

Day count

     For any distribution date and any class of Offered Certificates, other than the Group 5 Certificates (excluding the Class 5-A-5 Certificates), interest will be  calculated  on the basis of a 360-day  year  consisting  of twelve
     30-day  months.  For any  distribution  date and the  Group 5  Certificates
     (excluding  the Class 5-A-5  Certificates),  interest will be calculated on the basis of a 360-day  year and the actual  number of days elapsed in each accrual  period.

Delay days

     For any distribution date and any class of Offered  Certificates other than the Group 5 Certificates,  24 days. For any distribution date and the Group
     5 Certificates, 0 days.

Optional termination

     On  any  distribution  date  on  which  the  aggregate  outstanding  stated
     principal  balance  of the group 1,  group 2,  group 3 and group 4 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, [TBD] may, but will not be required to, purchase from the trust all remaining  group 1, group 2, group 3 and group 4 mortgage  loans, thereby  causing an early  retirement of and a principal  prepayment on the
     Group 1, Group 2, Group 3, Group 4 and Class C-B Certificates.

     On  any  distribution  date  on  which  the  aggregate  outstanding  stated
     principal  balance of the group 5A, group 5B and group 5C mortgage loans is less  than or equal to 10% of its  aggregate  principal  balance  as of the cut-off  date,  [TBD] may, but will not be required to,  purchase  from the trust all remaining group 5A, group 5B and group 5C mortgage loans, thereby causing an early  retirement  of and a principal  prepayment on the Group 5
     Certificates.

Ratings

     The Offered  Certificates  are  expected  to be rated by Moody's  Investors
     Service, Inc. ("Moody's) and/or Standard & Poor's Ratings Services ("S&P"),
     with the  ratings  indicated  in the table on page 2 above.  Certain of the
     Class C-B Certificates may be rated by Moody's and/or S&P.

ERISA considerations

     The  offered  certificates,   other  than  the  Class  AR  and  Class  AR-L
     Certificates, may be eligible for purchase by transferees acting for, or on behalf of, employee benefit plans or other retirement arrangements that are subject to the Employee  Retirement Income Security Act of 1974, as amended
     ("ERISA"),  or to Section  4975 of the Internal  Revenue  Code of 1986,  as
     amended,  subject to certain  considerations  described  in the  prospectus supplement. Sales of the Class AR and Class AR-L Certificates to such plans or  retirement  arrangements  are  prohibited,  except as  described in the prospectus supplement.

                                        6

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

Federal income tax consequences

     For federal income tax purposes, the depositor will cause multiple separate real estate mortgage investment conduit ("REMIC") elections to be made with respect  to the trust  (exclusive  of the  assets  held in the  basis  risk reserve fund). The Offered Certificates,  other than the Class AR and Class
     AR-L  Certificates,  will represent  ownership of regular  interests in the
     upper  tier  REMIC.   These  certificates  will  generally  be  treated  as
     representing ownership of debt for federal income tax purposes.  Holders of these  certificates  will be required to include as income all interest and original issue  discount,  if any, on such  certificates in accordance with the accrual  method of  accounting,  regardless of the  certificateholders'
     usual methods of accounting.  In addition, the Group 5 Certificates,  other than the  Class  5-X  Certificates,  will be  treated  as having a right to receive  certain  payments from the related  basis risk reserve  fund.  For federal  income tax purposes,  the Class AR-L  Certificates  will represent ownership of the residual  interests in the lower-tier  REMICs,  which will hold the  mortgage  loans,  and the Class AR  Certificates  will  represent ownership  of  the  residual  interest  in  each  remaining  REMIC.

Legal investment

     When issued,  the Offered  Certificates,  other than the Class 5-M-2, Class
     5-M-3,  Class  5-M-4,  Class  C-B-2 and Class C-B-3  Certificates,  will be
     "mortgage related securities" for purposes of the Secondary Mortgage Market
     Enhancement Act of 1984  ("SMMEA").  You should consult your legal advisors in  determining  whether  and  to  what  extent  the  Offered  Certificates constitute legal investments for you.

Principal and interest advancing

     Each  servicer  (or if a  servicer  fails to make an  advance,  the  master servicer),  will make cash advances  with respect to  delinquent  scheduled payments of principal  and interest on any mortgage loan serviced by it, to the extent they are deemed recoverable.

Compensating interest

Compensating interest

     Each servicer will provide  compensating  interest for prepayment  interest shortfalls only to the extent described in the prospectus supplement.

Servicing transfer

     It is anticipated that on or about February 1, 2005, the servicing function for  all or a  portion  of the  mortgage  loans  serviced  by SPS  will  be transferred  to a  successor  servicer  that  meets the  requirements  of a successor servicer in the pooling and servicing agreement.

Transfer of primary servicing

     Approximately [10.99]%,  [25.41]%, [11.64]%, [31.21]%, [4.95]%, [7.71]% and
     [65.59]% of the groups 1, 2, 3, 4, 5A, 5B and 5C loans, respectively,  will be serviced by Greenpoint  or RBC Mortgage  Company as of the closing date.
     Primary servicing with respect to these mortgage loans will subsequently be transferred to Wells Fargo. It is expected that the servicing transfer will be substantially completed on or before [January 1, 2005].

SPS servicing risk

     Fairbanks  changed its name to "Select Portfolio  Servicing,  Inc." on June
     30, 2004.

     SPS maintains an "Average"  rating with a "Stable"  outlook with S&P and an
     "SQ3"  rating  with  Moody's.  Fitch has given  SPS a  residential  primary servicer  rating for subprime and home equity of "RPS3-",  an Alt-A primary servicer rating of "RPS3" and a special servicer rating of "RSS3".

     On May 18,  2004,  the United  States  District  Court for the  District of
     Massachusetts entered its final approval of the settlement of approximately
     40 putative  class  action cases and made  permanent  its December 10, 2003 injunction  that has the  effect of  staying  all  litigation  against  SPS
     relating  to  the  claims  addressed  by  the  settlement  agreement.   The
     injunction  excludes  counterclaims  and  defenses  that might arise out of foreclosure  proceedings  that SPS initiates and  individuals  who excluded themselves from the settlement to pursue individual claims for relief.  The settlement  contemplates that plaintiff's redress would come, in part, from the redress fund  established in connection  with SPS'  settlement with the
     FTC and HUD described below.

     On May 5, 2004, a West Virginia  state court  entered an order  approving a settlement  between SPS and  plaintiffs in a putative class action in which plaintiffs  alleging  certain of SPS' fees violated  provisions of the West
     Virginia Code sought an injunction,  declaratory  relief,  actual  damages, civil penalties,  punitive damages,  attorneys' fees, and other relief from
     SPS.  Under  the  settlement,   SPS  may  resume  its  previously  enjoined
     foreclosure  activities  in  West  Virginia,  subject  to  compliance  with applicable law. The settlement requires the approximately 200 West Virginia loans that were in one of two specific  categories (i.e., real estate owned or  foreclosure)  as of January 7, 2003 to be  reviewed  by a  three-person panel,  including a representative of SPS, to resolve any customer disputes that  may  exist  regarding  charges  assessed  by SPS on  such  customer's accounts and/or SPS' right to foreclose. On May 13, 2004, the West Virginia
     Supreme Court accepted a petition to certify  certain  questions  regarding foreclosure  procedure.  A  hearing  will  be held  in  late  2004,  which, depending on whether and how the Court answers these questions,  may impact the  activities  of SPS and other  servicers  in that state with respect to foreclosures and loan workouts.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        7

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

     On November  12,  2003,  SPS  announced  that it had  entered  into a final settlement  agreement  with the FTC and HUD to resolve issues raised during their review of SPS' servicing  practices.  As part of the settlement,  SPS agreed to pay to the FTC the amount of $40  million  for the  creation of a redress  fund for the benefit of consumers  harmed  allegedly by SPS and to implement certain practices on a prospective basis.

     SPS has recently entered into consent  agreements with regulatory  agencies in Florida,  Michigan,  Colorado and Illinois, which provide for provisions similar to those  contained in the consent  order entered into with the FTC and HUD. While not admitting any liability in any of those agreements,  SPS agreed  to  refund  certain  amounts  to  Florida  and  Michigan  consumers identified by the regulators in those states.

     SPS has  experienced  an increased  level of scrutiny  from  various  state regulatory  agencies and a few states have  conducted  or commenced  formal investigations. A few agencies have taken the position that notwithstanding the amount  available  under the FTC redress fund, such agencies would seek to ensure  that the  consumers  residing  in those  states  receive  relief without regard to the relief available under the FTC redress fund. If those state  regulatory  agencies persist in their desire to have amounts paid to consumers who reside in those states regardless of the establishment of the
     FTC redress fund,  and such amounts in the  aggregate  are material,  it is unlikely  that SPS will be able to pay such  amounts.  As a  result,  those agencies might elect to bring  administrative  or other actions against SPS seeking to require  refunds,  the imposition of monetary  penalties  and/or revocation  of SPS'  licenses to conduct its  servicing  activities in that state.  Due to this current and  potential  future  adverse  event,  future income from SPS's operations may be impacted negatively.

     The occurrence of one or more of the foregoing events or a determination by any court or  regulatory  agency that SPS'  policies and  procedures do not comply with applicable law could lead to further  downgrades by one or more rating agencies, a transfer of SPS' servicing  responsibilities,  increased
     delinquencies   on  the  mortgage   loans   serviced  by  SPS,   delays  in
     distributions   on  the  offered   certificates,   losses  on  the  offered
     certificates,  or any  combination  of  these  events.  In  addition,  such developments  could result in SPS' insolvency or bankruptcy,  and there can be no assurance,  in the event of a bankruptcy  proceeding,  that SPS could reorganize successfully in bankruptcy.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        8

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

II.  CREDIT ENHANCEMENT (Groups 1 - 4)

Subordination

     The  Group 1,  Group  2,  Group 3 and  Group 4  Certificates  will  receive distributions  of interest and principal  before the Class C-B Certificates are entitled to receive  distributions of interest or principal.  The Class
     C-B  Certificates  absorb  most  losses,  in  reverse  order  of  principal priority,  on the group 1, 2, 3 and 4 mortgage  loans prior to the Group 1,
     Group 2, Group 3 and Group 4 Certificates.

     NOTE: The Class C-B Certificates  represent  interests in the group 1, 2, 3 and 4 mortgage loans;  consequently,  the Class C-B  Certificates  could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Group 1 - 4 credit enhancement percentages

     For any certificate on any distribution date, the fraction,  expressed as a percentage,  the  numerator  of  which  is the sum of the  aggregate  class principal  balance of the subordinate C-B  Certificates to that certificate after  giving  effect  to  payments  on  such  distribution  date,  and the denominator  of which is the aggregate loan group balance for group 1, 2, 3 and 4 mortgage loans for such distribution  date.

     Initial Group 1-4 Credit Enhancement Percentages:
     ---------------------------------------------------------------------------
                                                Approximate Expected Initial
            Class                                  Credit Enhancement* (%)
     ---------------------------------------------------------------------------
     Senior Certificates                                   [8.00]
            C-B-1                                          [3.50]
            C-B-2                                          [2.35]
            C-B-3                                          [1.50]
            C-B-4                                          [1.00]
            C-B-5                                          [0.35]
            C-B-6                                          [0.00]
     ---------------------------------------------------------------------------
     *Based on collateral cut-off balance. Subject to a +/- 0.50% variance.

Shifting of interests

     Except  as  described  below,  the  Group 1,  Group 2,  Group 3 and Group 4
     Certificates  will receive 100% of  principal  prepayments  received on the mortgage loans in the related loan group until the [seventh] anniversary of the first  distribution  date.  During  the next  four  years,  the  senior
     certificates  will  generally  receive  a  disproportionately   large,  but
     decreasing,  share of principal prepayments.  This will result in a quicker return  of  principal  to  these  senior  certificates  and  increases  the likelihood that holders of these  certificates will be paid the full amount of principal to which they are entitled.

     If the  subordinate  percentage  before the third  anniversary of the first distribution  date is  greater  than or  equal  to  twice  the  subordinate percentage  as of  the  closing  date  (and  certain  other  rating  agency collateral  performance  requirements are satisfied),  then the subordinate classes will receive 50% of their pro rata share of principal  prepayments.
     If the  subordinate  percentage  on or after the third  anniversary  of the first  distribution  date is greater than or equal to twice the subordinate percentage  as of the closing date (and certain  rating  agency  collateral performance requirements are satisfied),  then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-collateralization

     In certain limited circumstances, principal and interest collected from any of the loan group 1, 2, 3 and 4 mortgage loans may be used to pay principal or interest,  or both,  to the senior  certificates  unrelated to that loan group.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        9

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

     Coverage for excess losses The Class C-B Certificates  will provide limited protection  to the  classes of  certificates  of higher  relative  priority against special hazard losses, bankruptcy losses and fraud losses in excess of certain amounts, as described in the prospectus supplement.

     Note: The Class C-B  Certificates  are allocated losses from mortgage loans in loan groups 1, 2, 3 and 4; consequently, disproportionately high special hazard,  bankruptcy  or fraud  losses  experienced  by one loan group could adversely  impact  protection  to  unrelated  Group 1, Group 2, Group 3 and
     Group 4 Certificates for these types of losses.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        10

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

III. DISTRIBUTIONS (Groups 1 - 4)

Available distribution amount

     For any  distribution  date  and each of the  group 1, 2, 3 and 4  mortgage loans,  the sum of: (i)  scheduled  payments  and  advances  on the related mortgage loans, net of related servicing,  trustee,  and insurance fees, as applicable;  (ii) insurance and liquidation  proceeds,  net of unreimbursed liquidation  expenses;  (iii)  principal  prepayments  received  during the related prepayment period,  excluding  prepayment  penalties;  (iv) amounts received in respect of a repurchase by the related seller, or a purchase by a holder  of a  subordinate  certificate  or by the  special  servicer,  as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator,  a servicer  or  the  master  servicer  is  entitled  to  be  reimbursed;  (v)
     compensating  interest;  (vi)  recoveries;  and  (vii) any  amount  paid in connection with an optional termination,  up to the amount of the par value for the related group.

Priority of distributions

     Distributions  will in general be made to the extent of the available funds for the related loan group in the order and priority as follows:

          1.   First, to the related senior certificates,  pro-rata, accrued and unpaid interest at their respective  pass-through  rates on their respective class principal balances.

          2.   Second,  to the related senior  certificates,  as principal,  the related senior principal  distribution  amount as described below under the heading "Distributions of principal,"

          3.   Third, to each class of Class C-B Certificates, interest and then principal in increasing order of numerical class designation, and

          4.   Fourth,  to  the  Class  AR  or  Class  AR-L   Certificates,   as
               appropriate, the remainder (which is expected to be zero).

Distribution of principal

     On each  distribution  date,  an amount up to the Group 1 senior  principal distribution  amount  for that  distribution  date will be  distributed  as principal pro rata to the Class AR Certificates and Class AR-L Certificates
     until their  respective  class principal  balances are reduced to zero, and then to the Class 1-A-1 Certificates, until its class principal balance has been reduced to zero.

     On each  distribution  date,  an amount up to the Group 2 senior  principal distribution  amount  for that  distribution  date will be  distributed  as principal  to the Class  2-A-1  Certificates,  until  its  class  principal balance has been reduced to zero.

     On each  distribution  date,  an amount up to the Group 3 senior  principal distribution  amount  for that  distribution  date will be  distributed  as principal  to the Class  3-A-1  Certificates,  until  its  class  principal balance has been reduced to zero.

     On each  distribution  date,  an amount up to the Group 4 senior  principal distribution  amount  for that  distribution  date will be  distributed  as principal  to the Class  4-A-1  Certificates,  until  its  class  principal balance has been reduced to zero.

     On each  distribution  date, an amount, up to the amount of the subordinate
     principal   distribution   amount  for  that  distribution  date,  will  be
     distributed as principal,  to the Class C-B Certificates,  to the extent of the aggregate  available funds remaining after distribution of interest and principal  to the  related  Senior  Certificates.  Each  class of Class C-B
     Certificates  will be entitled to receive its pro rata share,  based on its
     respective   Class  Principal   Balance,   of  the  subordinate   principal
     distribution   amount.   Distributions  of  principal  to  the  subordinate
     certificates  will be made on each  distribution  date  sequentially in the order of their numerical class designation,  beginning with the Class C-B-1
     Certificates, until each class of subordinate certificates has received its respective pro rata share of the subordinate principal  distribution amount for that distribution date.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        11

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

CREDIT ENHANCEMENT (Group 5)

Overcollateralization

     The group 5A, group 5B and group 5C mortgage loans bear interest each month in an amount that in the  aggregate is expected to exceed the amount needed to pay monthly  interest on the Group 5  Certificates  and certain  related trust  expenses.  This excess  interest will be applied to pay principal on the Group 5 Certificates  (other than the Class 5-X  Certificates) in order to create and  maintain the required  level of  overcollateralization.  The overcollateralization  will be available to absorb  losses on the group 5A,
     group  5B  and   group  5C   mortgage   loans.   The   required   level  of
     overcollateralization  may increase or decrease over time. We cannot assure you that  sufficient  interest will be generated by the group 5A group,  5B and group 5C mortgage  loans to create and maintain  the required  level of overcollateralization  or to absorb  losses  on the group 5A,  group 5B and group 5C mortgage loans.

Overcollateralization amount

     For any distribution date will be equal to the amount, if any, by which (x)
     the aggregate  loan balance of the group 5A, group 5B and group 5C mortgage loans for such  distribution date exceeds (y) the aggregate class principal balance of the Group 5 Certificates after giving effect to payments on such distribution date.

Initial overcollateralization

     As of the closing date, the  overcollateralization  amount will be equal to
     $[0.00].

Targeted overcollateralization amount

     For any distribution date prior to the stepdown date, approximately [0.50]%
     of the  aggregate  loan  balance  of the  group  5A,  group 5B and group 5C mortgage  loans as of the cut-off  date.  For any  distribution  date on or after the stepdown date and with respect to which a trigger event is not in effect,  the greater of (a) [1.00]% of the  aggregate  loan  balance of the group 5A, group 5B and group 5C mortgage loans for such distribution  date, or (b) [0.50]% of the aggregate  loan balance of the group 5A, group 5B and group 5C mortgage loans as of the cut-off date. For any  distribution  date on or after the stepdown  date with respect to which a trigger  event is in effect and is continuing, the targeted overcollateralization amount for the distribution date immediately preceding such distribution date.

Stepdown date

     The later to occur of (a) the distribution date in [December 2007], and (b)
     the first distribution date on which the senior  enhancement  percentage is equal  to  or  greater  than  two  times  the  initial  credit  enhancement percentage for the Group 5 Senior Certificates.

Group 5 credit enhancement percentage

                   Initial Group 5 Credit Enhancement Percentages:

 ----------- ------------------------ ----------------------- -----------------------
              Approximate Expected     Approximate Expected    Approximate Expected
                 Initial Credit       Initial Target Credit    Final Target Credit
   Class        Enhancement* (%)         Enhancement* (%)       Enhancement** (%)
 ----------- ------------------------ ----------------------- -----------------------
    5-A              [10.00]                 [10.50]                 [21.00]
   5-M-1             [3.55]                   [4.05]                  [8.10]
   5-M-2             [1.35]                   [1.85]                  [3.70]
   5-M-3             [0.50]                   [1.00]                  [2.00]
   5-M-4             [0.00]                   [0.50]                  [1.00]
 ----------- ------------------------ ----------------------- -----------------------

*    Prior to the stepdown date, based on collateral cut-off balance.
**   After  stepdown  date,  based on  current  pool  balance.  Note:  Class 5-A represents the aggregate balance of the Group 5 Senior Certificates.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        12

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

Trigger event

     A trigger  event  will  occur for any  distribution  date if either (i) the average of the delinquency  rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately  preceding months  as of the last  day of the  related  collection  period  equals  or exceeds  [TBD]% or (ii) the cumulative  realized  losses as a percentage of the  original  aggregate  collateral  balance on the closing  date for such distribution date is greater than the percentage set forth below:

     ---------------------------------------------------------------------------
        Trigger event                  Range of Distribution Dates
                                       Cumulative Loss Percentage
     ---------------------------------------------------------------------------

        December 2007 - November 2008              [TBD]%

        December 2008 - November 2009              [TBD]%

        December 2009 - November 2010              [TBD]%

        December 2010 - November 2011              [TBD]%

        December 2011 and thereafter               [TBD]%
     ---------------------------------------------------------------------------

Delinquency rate

     With  respect  to any  distribution  date,  the  fraction,  expressed  as a percentage,  the  numerator of which is the  aggregate  loan balance of the group 5A, group 5B and group 5C mortgage  loans 60 or more days  delinquent
     (including all foreclosures and REO Properties) as of the close of business on the  last  day of  such  month,  and the  denominator  of  which  is the aggregate  loan  balance  of the group 5A,  group 5B and group 5C  mortgage loans  as of  the  close  of  business  on the  last  day  of  such  month.

Subordination

     The Group 5 Senior Certificates will have a payment priority over the Group
     5 Subordinate Certificates.  Each class of Group 5 Subordinate Certificates will be subordinate to each other class of subordinate  certificates with a higher payment priority.

     Losses on the group 5A,  group 5B and group 5C  mortgage  loans  will first
     reduce   the    available    excess    interest   and   then   reduce   the
     overcollateralization  amount. If there is no overcollateralization at that time,  losses  on the  mortgage  loans  will be  allocated  to the  Group 5
     Subordinate  Certificates,  in the  reverse  order  of  their  priority  of payment,  until the principal  amount of all classes of Group 5 Subordinate
     Certificates are reduced to zero.

Cross-collateralization

     In certain limited circumstances, principal and interest collected from any of the loan group 5A,  group 5B or group 5C  mortgage  loans may be used to pay  principal or  interest,  or both,  to the Group 5 Senior  Certificates unrelated to that loan group.  In  addition,  each month,  certain  monthly interest  payments  equal to the  product of a) one twelfth of 0.02% and b)
     the preceding  Group 3 and Group 4 collateral  balance will be allocated to group 5 available  funds,  thereby  increasing  available  excess interest.
     These  interest  payments  will be added  to the  group 5  available  funds concurrently  with  interest  distributions  being  made on the Group 3 and
     Group 4 Certificates.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        13

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

IV.  DISTRIBUTIONS (Groups 5A, 5B and 5C)

Interest remittance amount

     For any  distribution  date  and the  related  loan  group,  the sum of (i)
     scheduled  interest  payments  (other than  payaheads)  and advances on the mortgage loans in the related loan group for the related collection period, the  interest  portion of  payaheads  previously  received and intended for application in the related  collection  period and the interest  portion of all  payoffs  (net of  payoff  interest  for such  distribution  date)  and curtailments  received on the mortgage loans during the related  prepayment period,  less (x) the applicable expense fees with respect to such mortgage loans and (y)  unreimbursed  advances  and other  amounts due to the master servicer,  the applicable servicer and the trust administrator with respect to  such  mortgage  loans,  to  the  extent  allocable  to  interest,  (ii)
     compensating  interest,  (iii) the portion of any  substitution  adjustment amount and purchase  price paid with respect to such mortgage  loans during the related  collection  period,  in each case  allocable  to interest  and amounts paid in connection with an optional  termination,  up to the amount of the interest  portion of the par value for the related loan group,  (iv)
     net liquidation proceeds (net of unreimbursed advances,  servicing advances and other expenses, to the extent allocable to interest, and unpaid expense fees)  collected  with  respect to the  mortgage  loans in the related loan group  during the related  collection  period,  to the extent  allocable to interest  and (v)  excess  interest  provided  by  group  3 and  group 4 as described under the heading "Cross-collateralization" above.

Distributions of interest

     The  pass-through  rate for each class of Group 5 Certificates,  other than the Class 5-X Certificates,  for each distribution date is a per annum rate equal  to  the  least  of (i)  the  sum of the  one-month  LIBOR  for  that distribution date plus the related  certificate margin, (ii) the applicable
     Group 5 net funds cap, and (iii) [11.00]%.

     The amount of interest payable on each distribution date in respect of each class of Group 5 Certificates,  other than the Class 5-X Certificates, will equal the sum of (1) current  interest  for such class on such date and (2)
     any carryforward interest for such class and date.

     With  respect to each  distribution  date,  to the extent that a basis risk shortfall  exists  for any class of Group 5  Certificates,  other  than the
     Class 5-X  Certificates,  such class will be entitled to the amount of such basis risk shortfall, in accordance with the priority of payments described herein,  from  available  amounts on deposit in the basis risk reserve fund and, if applicable as described  below,  with respect to one or more of the
     Group 5 Senior  Certificates,  from  amounts  paid under a group 5 interest rate cap  agreement  on  deposit  in a related  group 5  interest  rate cap account. The source of funds on deposit in the basis risk reserve fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class 5-X Certificates.

     On each  distribution  date, the interest  remittance  amount for such date will be paid in the following order of priority:

     (1) from the  interest  remittance  amount for loan group 5A, 5B and 5C, to the Group 5 Senior  Certificates,  pro rata based on amounts  due,  current interest and any carryforward interest for such class and such distribution date,  provided that (a) amounts distributed to the Class 5-A-1-1 and Class
     5-A-1-2  Certificates  will reduce the interest  remittance amount for loan group 5A before any  reduction to the interest  remittance  amount for loan group 5B and loan group 5C in respect of such distribution, and (b) amounts distributed  to the Class 5-A-2,  Class 5-A-3 and Class 5-A-4  Certificates
     will  reduce the  interest  remittance  amount for loan group 5B before any reduction  to the  interest  remittance  amount  for loan group 5A and loan group 5C in respect of such  distributions  and (c) amounts  distributed to the class 5-A-5 Certificates will reduce the interest remittance amount for loan group 5C before any  reduction to the interest  remittance  amount for loan group 5A and loan group 5B in respect of such distributions;

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        14

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

     (2) first,  from the interest  remittance amount for loan group 5C and then from the  interest  remittance  amount for loan group 5B, and then from the interest  remittance  amount  for the  loan  group  5A to the  Class  5-M-1
     Certificates, current interest and any carryforward interest for such class and such distribution date;

     (3) first, from the interest remittance amount for loan group 5C, then from the  interest  remittance  amount  for loan  group  5B,  and then  from the interest  remittance  amount  for the  loan  group  5A to the  Class  5-M-2
     Certificates, current interest and any carryforward interest for such class and such distribution date;

     (4) first, from the interest remittance amount for loan group 5C, then from the  interest  remittance  amount  for loan  group  5B,  and then  from the interest  remittance  amount  for the loan  group 5A,  to the  Class  5-M-3
     Certificates, current interest and any carryforward interest for such class and such distribution date;

     (5) first, from the interest remittance amount for loan group 5C, then from the  interest  remittance  amount  for loan  group  5B,  and then  from the interest  remittance  amount  for the  loan  group  5A to the  Class  5-M-4
     Certificates, current interest and any carryforward interest for such class and such distribution date;

     (6)  for   application  as  part  of  monthly  excess   cashflow  for  such
     distribution  date,  as described  below,  any interest  remittance  amount remaining after  application  pursuant to clauses (1) through (5) above for such distribution date.

Principal remittance amount

     For any  distribution  date  and the  related  loan  group,  the sum of (i)
     scheduled  principal  payments  (other than  payaheads) and advances on the mortgage  loans in the related loan group,  net of  unreimbursed  advances, servicing advances and other amounts due to the servicers, the trustee, the master  servicer and the trust  administrator  with respect to the mortgage loans in the related loan group (to the extent allocable to principal), and the  principal  portion of payaheads  previously  received and intended for application in the related  collection period,  (ii) principal  prepayments received during the related  prepayment  period,  (iii) amounts received in respect of a repurchase by the related seller, or a purchase by a holder of a subordinate  certificate or by the special  servicer,  as provided in the pooling and servicing agreement,  net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master  servicer  is  entitled  to be  reimbursed,  (iv)  amounts  paid  in connection with an optional termination,  up to the amount of the par value for the related loan group, (v) the portion of any substitution  adjustment amount paid with respect to any deleted  mortgage  loans during the related collection  period  allocable to principal,  (vi) net liquidation  proceeds
     (net of unreimbursed  advances,  servicing advances and other expenses,  to the extent allocable to principal) and recoveries,  if any,  collected with respect to the mortgage  loans in the related loan group during the related collection  period,  to the extent  allocable  to  principal,  and (vii) if applicable,  amounts  withdrawn  from the related group 5 interest rate cap account to cover  realized  losses on the group 5 mortgage  loans  incurred during the related collection period.

Overcollateralization release amount

     For any distribution  date will be equal to the lesser of (x) the principal remittance amount for such distribution date and (y) the amount, if any, by which (1) the  overcollateralization  amount for such date,  calculated for this purpose on the basis of the  assumption  that 100% of the aggregate of the  principal  remittance  amount for such date is applied on such date in reduction of the aggregate of the class  principal  balances of the Group 5
     Certificates,  exceeds (2) the  targeted  overcollateralization  amount for such date.

Group 5A allocation amount

     For any  distribution  date,  the product of the senior  principal  payment amount for that  distribution date and a fraction the numerator of which is the  principal  remittance  amount  derived  from  loan  group  5A and  the denominator of which is the principal  remittance  amount, in each case for that distribution date.

Group 5B allocation amount

     For any  distribution  date,  the product of the senior  principal  payment amount for that  distribution date and a fraction the numerator of which is the  principal  remittance  amount  derived  from  loan  group  5B and  the denominator of which is the principal  remittance  amount, in each case for that distribution date.

Group 5C allocation amount

     For any  distribution  date,  the product of the senior  principal  payment amount for that  distribution date and a fraction the numerator of which is the  principal  remittance  amount  derived  from  loan  group  5C and  the denominator of which is the principal  remittance  amount, in each case for that distribution date.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        15

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

Principal payment amount

     For any  distribution  date and loan  groups 5A, 5B and 5C will be equal to the  principal  remittance  amount for both loan groups for such date minus the overcollateralization release amount, if any, for such date.

Senior principal payment amount

     For any  distribution  date on or after the stepdown  date and as long as a trigger event has not occurred with respect to such distribution date, will be the  amount,  if any,  by which (x) the class  principal  balance of the
     Group 5 Senior  Certificates  immediately  prior to such  distribution date exceeds (y) the lesser of (A) the product of (i) approximately [79.00]% and
     (ii) the  aggregate  loan  balance  for loan  groups 5A, 5B and 5C for such distribution  date and (B) the amount,  if any, by which (i) the  aggregate loan  balance  for  loan  groups  5A,  5B and 5C  mortgage  loans  for such distribution  date exceeds (ii) 0.50% of the  aggregate  loan group balance for loan groups 5A, 5B and 5C as of the cut-off date.

Credit support depletion date

     The first  distribution date on which the aggregate class principal balance of the Group 5  Subordinate  Certificates  has been or will be  reduced  to zero.

Class 5-M-1 principal payment amount

     For any  distribution  date on or after the stepdown  date and as long as a trigger event has not occurred with respect to such distribution date, will be the  amount,  if any,  by which (x) the sum of (i) the  class  principal balances of the Group 5 Senior  Certificates,  in each case,  after  giving effect to payments on such  distribution  date and (ii) the class principal
     balance  of  the  Class  5-M-1  Certificates   immediately  prior  to  such
     distribution date exceeds (y) the lesser of (A) the product of (i) [91.90]%
     and (ii) the aggregate loan group balance for loan groups 5A, 5B and 5C for such  distribution  date  and (B) the  amount,  if any,  by  which  (i) the aggregate  loan  group  balance  for  loan  groups  5A,  5B and 5C for such distribution  date exceeds (ii) 0.50% of the  aggregate  loan group balance for loan groups 5A, 5B and 5C as of the cut-off date.

Class 5-M-2 principal payment amount

     For any  distribution  date on or after the stepdown  date and as long as a trigger event has not occurred with respect to such distribution date, will be the  amount,  if any,  by which (x) the sum of (i) the  class  principal
     balances  of  the  Group  5  Senior   Certificates   and  the  Class  5-M-1
     Certificates,  in each  case,  after  giving  effect  to  payments  on such distribution  date and (ii) the class principal  balance of the Class 5-M-2
     Certificates  immediately  prior to such  distribution date exceeds (y) the lesser of (A) the product of (i) [96.30]% and (ii) the aggregate loan group balance  for loan groups 5A, 5B and 5C for such  distribution  date and (B)
     the amount,  if any, by which (i) the aggregate loan group balance for loan groups 5A, 5B and 5C for such  distribution  date exceeds (ii) 0.50% of the aggregate  loan  group  balance  for loan  groups  5A,  5B and 5C as of the cut-off date.

Class 5-M-3 principal payment amount

     For any  distribution  date on or after the stepdown  date and as long as a trigger event has not occurred with respect to such distribution date, will be the  amount,  if any,  by which (x) the sum of (i) the  class  principal balances of the Group 5 Senior  Certificates,  the Class 5-M-1 Certificates
     and the Class 5-M-2  Certificates,  in each case,  after  giving  effect to payments on such  distribution date and (ii) the class principal balance of the Class 5-M-3  Certificates  immediately  prior to such distribution date exceeds  (y) the  lesser of (A) the  product of (i)  [98.00]%  and (ii) the aggregate  loan  group  balance  for  loan  groups  5A,  5B and 5C for such distribution  date and (B) the amount,  if any, by which (i) the  aggregate loan group balance for loan groups 5A, 5B and 5C for such distribution date exceeds (ii) 0.50% of the aggregate  loan group balance for loan groups 5A,
     5B and 5C as of the cut-off date.

Class 5-M-4 principal payment amount

     For any  distribution  date on or after the stepdown  date and as long as a trigger event has not occurred with respect to such distribution date, will be the  amount,  if any,  by which (x) the sum of (i) the  class  principal balances of the Group 5 Senior Certificates,  the Class 5-M-1 Certificates,
     the Class  5-M-2  Certificates  and the Class 5-M-3  Certificates,  in each case,  after giving effect to payments on such  distribution  date and (ii)
     the class  principal  balance of the Class 5-M-4  Certificates  immediately prior to such  distribution  date exceeds (y) the lesser of (A) the product of (i) [99.00]% and (ii) the  aggregate  loan group balance for loan groups
     5A, 5B and 5C for such  distribution  date and (B) the  amount,  if any, by which (i) the  aggregate  loan group  balance for loan groups 5A, 5B and 5C for such  distribution  date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 5A, 5B and 5C as of the cut-off date.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        16

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

Distributions of principal

     The  principal  payment  amount will be paid on each  distribution  date as follows:

     I.   On each  distribution  date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect,  the principal  payment amount will be paid in the following order of priority:

          i)   (a)  from the  principal  remittance  amount  for loan  group 5A, sequentially,  first  (x) to the  Class  5-A-1-1  and  Class
                    5-A-1-2 Certificates  (allocated as described below*), until its class principal balance is reduced to zero, and then (y)
                    pro rata to the remaining Group 5 Senior Certificates, based on the then outstanding principal balance (or in the case of the Class  5-A-2,  Class 5-A-3 and Class 5-A-4  Certificates
                    the aggregate outstanding principal balance) of such classes after taking into  account  principal  distributions  of the related loan group, until their class principal balances are reduced to zero; ensuring however that approximately  [TBD]%
                    of the related  principal  amount is paid to the Class 5-A-2
                    Certificates  and   approximately   [TBD]%  of  the  related
                    principal amount is paid,  sequentially,  to the Class 5-A-3 and Class 5-A-4 Certificates,

               (b)  from the  principal  remittance  amount  for loan  group 5B, sequentially,  first (x)  approximately  [TBD]% to the Class
                    5-A-2  Certificates,  until its class  principal  balance is reduced to zero, and approximately [TBD]%, sequentially,  to the Class 5-A-3 and Class 5-A-4 Certificates, in that order, until their respective class principal  balances are reduced to zero,  and then  (y) pro  rata to the  remaining  Group 5
                    Senior Certificates, based on the then outstanding principal balance of such classes after taking into account  principal distributions  of the related loan group,  until their class principal balances are reduced to zero,

               (c)  from the  principal  remittance  amount  for loan  group 5C, sequentially,  first  (x) to the Class  5-A-5  Certificates, until its class  principal  balance is reduced to zero,  and
                    then  (y)  pro  rata  to  the   remaining   Group  5  Senior
                    Certificates,   based  on  the  then  outstanding  principal
                    balance (or in the case of the Class 5-A-2,  Class 5-A-3 and
                    Class 5-A-4 Certificates the aggregate outstanding principal balance) of such classes after taking into account principal distributions  of the related loan group,  until their class principal  balances  are reduced to zero;  ensuring  however that approximately [TBD]% of the related principal amount is paid  to the  Class  5-A-2  Certificates  and  approximately
                    [TBD]%   of  the   related   principal   amount   is   paid,
                    sequentially,   to  the  Class   5-A-3   and   Class   5-A-4
                    Certificates; and

          ii)  to the  Class  5-M-1  Certificates,  until  its  class  principal balance has been reduced to zero;

          iii) to the  Class  5-M-2  Certificates,  until  its  class  principal balance has been reduced to zero;

          iv)  to the  Class  5-M-3  Certificates,  until  its  class  principal balance has been reduced to zero;

          v)   to the  Class  5-M-4  Certificates,  until  its  class  principal balance has been reduced to zero; and

          v)   for  application  as part of  monthly  excess  cashflow  for such distribution date, as described below, any such principal payment amount  remaining  after  application  pursuant  to  clauses  (i)
               through (v) above.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        17

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

     II.  On each  distribution  date (a) on or after the stepdown  date and (b)
          with respect to which a trigger event is not in effect,  the principal payment amount will be paid in the following order of priority:

          i)   (a)  from the principal  remittance amount for loan group 5A, the group 5A allocation amount,  sequentially,  first (x) to the
                    Class 5-A-1-1 and Class 5-A-1-2  Certificates  (allocated as described  below*),  until its class  principal  balance  is reduced  to zero,  and  then  (y) pro rata to the  remaining
                    Group 5 Senior  Certificates,  based on the then outstanding principal balance (or in the case of the Class 5-A-2,  Class
                    5-A-3 and Class 5-A-4 Certificates the aggregate outstanding principal balance) of such classes after taking into account principal  distributions  of the related  loan group,  until their class principal balances are reduced to zero; ensuring however that  approximately  [TBD]% of the related principal
                    amount  is  paid  to  the  Class  5-A-2   Certificates   and
                    approximately  [TBD]%  of the  related  principal  amount is paid,  sequentially,  to the Class  5-A-3  and  Class  5-A-4
                    Certificates,

               (b)  from the principal  remittance amount for loan group 5B, the
                    group  5B  allocation   amount,   sequentially,   first  (x)
                    approximately [TBD]% to the Class 5-A-2 Certificates,  until
                    its  class  principal   balance  is  reduced  to  zero,  and
                    approximately [TBD]%,  sequentially,  to the Class 5-A-3 and
                    Class  5-A-4  Certificates,   in  that  order,  until  their
                    respective class principal balances are reduced to zero, and
                    then  (y)  pro  rata  to  the   remaining   Group  5  Senior
                    Certificates,   based  on  the  then  outstanding  principal
                    balance of such classes after taking into account  principal distributions  of the related loan group,  until their class principal balances are reduced to zero,

               (c)  from the principal  remittance amount for loan group 5C, the group 5C allocation amount,  sequentially,  first (x) to the
                    Class 5-A-5 Certificates,  until its class principal balance is reduced to zero,  and then (y) pro rata to the  remaining
                    Group 5 Senior  Certificates,  based on the then outstanding principal balance (or in the case of the Class 5-A-2,  Class
                    5-A-3 and Class 5-A-4 Certificates the aggregate outstanding principal balance) of such classes after taking into account principal  distributions  of the related  loan group,  until their class principal balances are reduced to zero; ensuring however that  approximately  [TBD]% of the related principal
                    amount  is  paid  to  the  Class  5-A-2   Certificates   and
                    approximately  [TBD]%  of the  related  principal  amount is paid,  sequentially,  to the Class  5-A-3  and  Class  5-A-4
                    Certificates; and

          ii)  to the  Class  5-M-1  Certificates,  the  Class  5-M-1  principal payment  amount  for such  distribution  date,  until  its  class principal balance has been reduced to zero;

          iii) to the  Class  5-M-2  Certificates,  the  Class  5-M-2  principal payment  amount  for such  distribution  date,  until  its  class principal balance has been reduced to zero;

          iv)  to the  Class  5-M-3  Certificates,  the  Class  5-M-3  principal payment  amount  for such  distribution  date,  until  its  class principal balance has been reduced to zero;

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        18

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

          v)   to the  Class  5-M-4  Certificates,  the  Class  5-M-4  principal payment  amount  for such  distribution  date,  until  its  class principal balance has been reduced to zero; and

          vi)  for  application  as part of  monthly  excess  cashflow  for such distribution date, as described below, any such principal payment amount  remaining  after  application  pursuant  to  clauses  (i)
               through (v) above.

[Super-Senior/Senior Support]

     [The  issuer  may  divide   certain  Group  5  Senior   Certificates   into
     Super-Senior   and  Senior   Support   Certificates.   The  Senior  Support
     Certificates,  if any, shall equal approximately 10% of the aggregate class principal balance of the Super-Senior and Senior Support Certificates as of
     the cut-off date. The Super-Senior and Senior Support  Certificates will be paid pro rata provided that,  with respect to any  Distribution  Date after
     the    related    Credit    Support    Depletion    Date   on   which   the
     Overcollateralization  Amount is zero, any amount which would  otherwise be distributed  to the Senior Support  Certificates  will be first paid to the
     Super-Senior  Certificates until their class principal balances are reduced to zero, then to the Senior Support Certificates, if any, until their class principal balances are reduced to zero.]

Group 5A excess interest amount

     For any  distribution  date,  the  product of the amount of monthly  excess interest  required to be distributed on that distribution date to reach the required  level of  overcollateralization  and a fraction the  numerator of which is the principal remittance amount derived from loan group 5A and the denominator of which is the principal remittance amount for loan groups 5A,
     5B and 5C, in each case for that distribution date.

Group 5B excess interest amount

     For any  distribution  date,  the  product of the amount of monthly  excess interest  required to be distributed on that distribution date to reach the required  level of  overcollateralization  and a fraction the  numerator of which is the principal remittance amount derived from loan group 5B and the denominator of which is the principal remittance amount for loan groups 5A,
     5B and 5C, in each case for that distribution date.

Group 5C excess interest amount

     For any  distribution  date,  the  product of the amount of monthly  excess interest  required to be distributed on that distribution date to reach the required  level of  overcollateralization  and a fraction the  numerator of which is the principal remittance amount derived from loan group 5C and the denominator of which is the principal remittance amount for loan groups 5A,
     5B and 5C, in each case for that distribution date

Distribution of monthly excess cashflow

     On each distribution  date,  monthly excess cashflow will be distributed in the following order of priority:

     1)   A)   until  the  aggregate  class  principal  balance  of the  Group 5
               Certificates  equals the aggregate loan balance of the groups 5A,
               5B and 5C  mortgage  loans for such  distribution  date minus the targeted  overcollateralization  amount  for such  date,  on each distribution  date  (a)  prior to the  stepdown  date or (b) with respect to which a trigger  event is in effect,  to the extent of monthly excess interest for such distribution  date, to the Group
               5 Certificates, in the following order of priority:

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        19

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

               (a)  from the Monthly Excess Interest derived from loan group 5A, the Group 5A Excess Interest Amount, sequentially, first (x)
                    to  the  Class  5-A-1-1  and  Class   5-A-1-2   Certificates
                    (allocated as described  below*),  until its class principal balance  is  reduced  to zero,  and then (y) pro rata to the remaining  Group 5  Senior  Certificates,  based on the then outstanding  principal  balance (or in the case of the Class
                    5-A-2,   Class  5-A-3  and  Class  5-A-4   Certificates  the
                    aggregate  outstanding  principal  balance) of such  classes after taking into  account  principal  distributions  of the related loan group, until their class principal balances are reduced to zero; ensuring however that approximately  [TBD]%
                    of the related  principal  amount is paid to the Class 5-A-2
                    Certificates  and   approximately   [TBD]%  of  the  related
                    principal amount is paid,  sequentially,  to the Class 5-A-3 and Class 5-A-4 Certificates,

               (b)  The Group 5B Excess Interest Amount, sequentially, first (x)
                    approximately [TBD]% to the Class 5-A-2 Certificates,  until
                    its  class  principal   balance  is  reduced  to  zero,  and
                    approximately [TBD]%,  sequentially,  to the Class 5-A-3 and
                    Class  5-A-4  Certificates,   in  that  order,  until  their
                    respective class principal balances are reduced to zero, and
                    then  (y)  pro  rata  to  the   remaining   Group  5  Senior
                    Certificates,   based  on  the  then  outstanding  principal
                    balance of such classes after taking into account  principal distributions  of the related loan group,  until their class principal balances are reduced to zero,

               (c)  The Group 5C Excess Interest Amount, sequentially, first (x)
                    to the Class 5-A-5  Certificates,  until its class principal balance  is  reduced  to zero,  and then (y) pro rata to the remaining  Group 5  Senior  Certificates,  based on the then outstanding  principal  balance (or in the case of the Class
                    5-A-2,   Class  5-A-3  and  Class  5-A-4   Certificates  the
                    aggregate  outstanding  principal  balance) of such  classes after taking into  account  principal  distributions  of the related loan group, until their class principal balances are reduced to zero; ensuring however that approximately  [TBD]%
                    of the related  principal  amount is paid to the Class 5-A-2
                    Certificates  and   approximately   [TBD]%  of  the  related
                    principal amount is paid,  sequentially,  to the Class 5-A-3 and Class 5-A-4 Certificates; and

               i)   to the Class 5-M-1  Certificates,  until its class principal balance has been reduced to zero;

               ii)  to the Class 5-M-2  Certificates,  until its class principal balance has been reduced to zero; and

               iii) to the Class 5-M-3  Certificates,  until its class principal balance has been reduced to zero;

               iv)  to the Class 5-M-4  Certificates,  until its class principal balance has been reduced to zero; and

          (B)  on each  distribution date on or after the stepdown date and with respect to which a trigger  event is not in  effect,  to fund any principal  distributions required to be made on such distribution date as set forth above,  after giving effect to the distribution of the principal payment amount for such date, in accordance with the priorities set forth above;

     2)   to the Class 5-M-1 Certificates, any deferred amount for such class;

     3)   to the Class 5-M-2 Certificates, any deferred amount for such class;

     4)   to the Class 5-M-3 Certificates, any deferred amount for such class;

     5)   to the Class 5-M-4 Certificates, any deferred amount for such class;

     6)   to the Class 5-A-1-1,  Class 5-A-1-2,  Class 5-A-2, Class 5-A-3, Class
          5-A-4 and Class 5-A-5, any basis risk shortfall for such class;

     7)   to the Class 5-M-1  Certificates,  any basis risk  shortfall  for such class;

     8)   to the Class 5-M-2  Certificates,  any basis risk  shortfall  for such class;

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        20

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

     9)   to the Class 5-M-3  Certificates,  any basis risk  shortfall  for such class;

     10)  to the Class 5-M-4  Certificates,  any basis risk  shortfall  for such class;

     11)  to the basis risk reserve fund, any amounts  required  pursuant to the pooling and servicing agreement to be deposited therein;

     12)  to the  Class  5-X  Certificates,  the  amount  distributable  thereon pursuant to the pooling and servicing agreement; and

     13)  to the Class AR  Certificates,  any remaining  amount (no payments are expected to be made to the Class AR Certificates under this clause).

*Distributions to the Group 5A Certificates

     Amounts allocable to the Class 5-A-1-1 and Class 5-A-1-2 Certificates shall be  distributed  sequentially  to  the  Class  5-A-1-1  and  Class  5-A-1-2
     Certificates,  in  that  order,  until  their  respective  class  principal balances are reduced to zero,  except that  amounts  allocable to the Class
     5-A-1-1 and Class 5-A-1-2 Certificates shall be distributed pro rata to the
     Class 5-A-1-1 and Class 5-A-1-2 Certificates if:

          1)   With respect to any  Distribution  Date prior to the Distribution
               Date in December 2007, cumulative collateral losses are less than
               [ %] of the aggregate initial collateral balance; or

          2)   With   respect  to  any   Distribution   Date  on  or  after  the
               Distribution  Date in  December  2007,  no  Trigger  Event  is in
               effect.

Group 5 net funds caps

     The annual  pass-through  rates on each  Class of the Group 5  Certificates
     (other than the Class 5-X Certificates) are subject to the net funds caps.

     On any  distribution  date,  the Group 5, 5A, 5B and 5C net funds caps will each equal (a) a fraction,  expressed  as a  percentage,  the  numerator of which is the product of (1) the related optimal interest  remittance amount for such date and (2) 12,  and the  denominator  of which is the  aggregate loan  balance of the mortgage  loans in the related  loan  group(s) for the immediately preceding  distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the  denominator of which is the actual number of days in the immediately preceding accrual period.

     On any  distribution  date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable  certificate margin  and  (y)  the  maximum  interest  rate)  on any  Class  of  Group 5
     Certificates  (other  than the Class 5-X  Certificates)  is  limited by the related  net funds  cap,  such  difference  will  constitute  a basis  risk shortfall.

     Schedules of the Group 5, 5A, 5B and 5C net funds caps are included in this document.

[Group 5 interest rate caps]

     [On or before the closing date, the trustee, acting on behalf of the trust, may enter into one or more interest rate cap agreements with [Credit Suisse
     First Boston International], as counterparty, whereby, in consideration for a one-time  payment  by the trust to the cap  counterparty  on the  closing date,  the cap  counterparty  will  agree  to  make  certain  payments,  as described below, on each related interest rate cap agreement  payment date.
     Payments  under any such interest  rate cap agreement  will be available to cover  basis  risk  shortfalls  for a  related  class  of  Group  5  Senior
     Certificates,  realized  losses on the group 5 mortgage  loans and deferred amounts  on the Class  5-M-1,  Class  5-M-2,  Class  5-M-3 and Class  5-M-4
     Certificates.  The first and last payment  dates for any such interest rate cap  agreement  will  occur  on  the  dates  specified  in  the  prospectus supplement.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        21

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

     Under any such interest rate cap agreement, the cap counterparty will agree to make  payments  on each  payment  date  equal  to the  product  of (i) a fraction, the numerator of which is the actual number of days elapsed since the immediately  preceding interest rate cap agreement payment date (or, in the case of the first interest rate cap agreement payment date, the closing date) through,  but not including,  the current interest rate cap agreement payment date, subject to the "Modified  Following"  Business Day Convention
     (within the meaning of the 2000 ISDA  Definitions),  and the denominator of which is 360, (ii) a notional amount (as set forth in the related annex for such  scheduled  interest  rate cap  agreement  payment date) and (iii) the percentage equal to the difference  between (1) the lesser of (a) the Index
     Rate for such period and (b) the  percentage  specified  in the  prospectus supplement and (2) the cap strike rate for that period (as set forth in the related annex for such interest rate cap agreement payment date); provided, that if the Index Rate is less than or equal to the  applicable  cap strike rate,  then the  payment  amount due under the  related  interest  rate cap agreement  will be zero.  Generally,  the "Index Rate" will be the rate for one-month  deposits in U.S.  Dollars which appear on the Telerate Page 3750 two  London  banking  days  prior to the first day of the  related  accrual period for the related  interest  rate cap  agreement or, if such rate does not appear on the  Telerate  Page 3750,  the rate  determined  based on the rates at which  one-month  deposits  in U.S.  Dollars  are  offered  by the reference banks to prime banks in the London interbank market.

     Any amounts  received by the trust  administrator  under any such  interest rate cap agreement  will be deposited to a related  account  established by the trust  administrator.  Amounts on deposit in the related  interest rate cap account will be  distributed  on any  distribution  date to the related class of Group 5 Senior  Certificates,  in respect of any applicable  Basis
     Risk Shortfall,  prior to giving effect to any withdrawals from the Group 5
     Basis Risk Reserve Fund or from amounts  available to be paid in respect of
     Basis Risk Shortfalls as described herein on such distribution date. On any distribution  date, after payment of applicable Basis Risk Shortfall to the related class of Group 5 Senior Certificates,  the pro rata share, based on the amount remaining on deposit in the related interest rate cap account as a percentage of the aggregate amount remaining in the related interest rate cap account and all other  interest rate cap  accounts,  in each case after payments  in respect  of Basis  Risk  Shortfalls  on the  related  class of certificates,  of remaining amounts on deposit in the related interest rate cap account, will be distributed in the following order of priority:

     (i) to the Principal  Remittance  Amounts for loan groups 5A, 5B and 5C, up to the amount of such Realized  Losses on the mortgage loans in the related loan group incurred during the related  Collection Period, any shortfall to be  allocated  pro rata  based  upon the  amount  of such  Realized  Losses applicable to each such loan group; and

     (ii)  to the  Class  5-M-1,  Class  5-M-2,  Class  5-M-3  and  Class  5-M-4
     Certificates,  in that order,  any  applicable  Deferred  Amounts  prior to giving  effect to  amounts  available  to be paid in  respect  of  Deferred
     Amounts as described herein on such distribution date.

     Amounts paid under the related  interest rate cap agreement not used on any distribution  date to pay Basis Risk  Shortfalls  on the  related  class of
     Group 5 Senior Certificates,  Realized Losses on the group 5 mortgage loans or Deferred Amounts on the 5-M-1,  Class 5-M-2, Class 5-M-3 and Class 5-M-4
     Certificates  will  remain on  deposit  in the  related  interest  rate cap account  and may be  available  on  future  distribution  dates to make the payments described in the preceding paragraph;  provided, however that such amounts will be paid into and  distributed  out of a separate trust created pursuant  to the  pooling and  servicing  agreement  for the benefit of the
     Group 5 Certificates. However, at no time will the amount on deposit in the related  interest rate cap account exceed the deposit amount.  The "deposit amount" will be calculated on each  distribution  date, after giving effect to  withdrawals  from  the  related  interest  rate  cap  account  on  that distribution  date  and  distributions  and  allocation  of  losses  on the certificates  on such date,  and will  equal the  product of (i) a fraction expressed  as a  percentage,  the  numerator of which is equal to the Class
     Principal Balance of the related class of Group 5 Senior Certificates after
     giving  effect  to  distributions  on  such   distribution   date  and  the
     denominator of which is equal to the aggregate Class  Principal  Balance of all other Group 5 Senior Certificates  entitled to receive payments from an interest rate cap agreement,  after giving effect to  distributions on such
     distribution   date,  and  (ii)  the  excess,   if  any,  of  the  Targeted
     Overcollateralization   Amount   for  such   distribution   date  over  the
     Overcollateralization Amount for such distribution date.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        22

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

     Unless terminated earlier,  each interest rate cap agreement will terminate on the date  specified in the prospectus  supplement.  Both the trustee and the cap  counterparty  will have the right to terminate  each interest rate cap agreement for certain reasons set forth in the documentation associated with each interest rate cap agreement,  including,  without limitation, the related  ISDA Master  Agreement,  the Schedule  thereto and a  Confirmation thereunder.  Although  it is not  anticipated  that  there  will be amounts payable by the trust,  certain  amounts  may be payable by the trust  under each interest rate cap agreement from f unds otherwise distributable to the holders of the certificates as a result of such termination.

     See pp.39 (Assumed Cap Notional  Schedule) of this Term Sheet to see such a schedule.]

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        23

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

V. BOND PROFILES

GROUPS 1, 2, 3 and 4 BOND PROFILES TO CALL*:

Pricing Speed	15 CPB	20 CPB	22 CPB	25 CPB	27 CPB	30 CPB	35 CPB	40 CPB	45 CPB	50 CPB
1-A-1										
WAL**	2.06	1.90	1.84	**1.75**	1.69	1.61	1.48	1.35	1.23	1.12
Principal Window	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	**Dec04 - Oct07**	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07
Principal # Months	35	35	35	**35**	35	35	35	35	35	35
2-A-1										
WAL**	3.20	2.80	2.67	**2.47**	2.34	2.16	1.84	1.56	1.33	1.17
Principal Window	Dec04 - Sep09	Dec04 - Sep09	Dec04 - Sep09	**Dec04 - Sep09**	Dec04 - Sep09	Dec04 - Sep09	Dec04 - Apr09	Dec04 - Aug08	Dec04 - Jan08	Dec04 - Oct07
Principal # Months	58	58	58	**58**	58	58	53	45	38	35
3-A-1										
WAL**	2.03	1.87	1.82	**1.73**	1.67	1.59	1.46	1.34	1.22	1.11
Principal Window	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	**Dec04 - Oct07**	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07
Principal # Months	35	35	35	**35**	35	35	35	35	35	35
4-A-1										
WAL**	3.20	2.81	2.67	**2.47**	2.34	2.16	1.84	1.56	1.33	1.17
Principal Window	Dec04 - Sep09	Dec04 - Sep09	Dec04 - Sep09	**Dec04 - Sep09**	Dec04 - Sep09	Dec04 - Sep09	Dec04 - Apr09	Dec04 - Aug08	Dec04 - Jan08	Dec04 - Oct07
Principal # Months	58	58	58	**58**	58	58	53	45	38	35
C-B Certificates										
WAL**	4.11	3.94	3.83	**3.72**	3.65	3.54	3.27	2.93	2.58	2.41
Principal Window	Dec04 - Sep09	Dec04 - Sep09	Dec04 - Sep09	**Dec04 - Sep09**	Dec04 - Sep09	Dec04 - Sep09	Dec04 - Apr09	Dec04 - Aug08	Dec04 - Jan08	Dec04 - Oct07
Principal # Months	58	58	58	**58**	58	58	53	45	38	35

***Assumes:**

1 Month LIBOR:	2.0900
6 Month LIBOR:	2.4500
1 Year LIBOR:	2.7600
1 Year CMT:	2.4600

**WAL's calculated from the settlement date assuming a 30/360 basis.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        24

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

BOND PROFILES (Cont.)

GROUPS 1, 2, 3 and 4 BOND PROFILES TO MATURITY*:

Pricing Speed	15 CPB	20 CPB	22 CPB	25 CPB	27 CPB	30 CPB	35 CPB	40 CPB	45 CPB	50 CPB
1-A-1										
WAL**	2.06	1.90	1.84	**1.75**	1.69	1.61	1.48	1.35	1.23	1.12
Principal Window	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	**Dec04 - Oct07**	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07
Principal # Months	35	35	35	**35**	35	35	35	35	35	35
2-A-1										
WAL**	3.20	2.81	2.67	**2.47**	2.34	2.16	1.89	1.66	1.45	1.27
Principal Window	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09	**Dec04 - Oct09**	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09
Principal # Months	59	59	59	**59**	59	59	59	59	59	59
3-A-1										
WAL**	2.03	1.87	1.82	**1.73**	1.67	1.59	1.46	1.34	1.22	1.11
Principal Window	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	**Dec04 - Oct07**	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07	Dec04 - Oct07
Principal # Months	35	35	35	**35**	35	35	35	35	35	35
4-A-1										
WAL**	3.22	2.82	2.68	**2.48**	2.35	2.17	1.90	1.66	1.46	1.27
Principal Window	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09	**Dec04 - Oct09**	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09
Principal # Months	59	59	59	**59**	59	59	59	59	59	59
C-B Certificates										
WAL**	4.12	3.96	3.84	**3.73**	3.66	3.55	3.38	3.18	2.95	2.80
Principal Window	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09	**Dec04 - Oct09**	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09	Dec04 - Oct09
Principal # Months	59	59	59	**59**	59	59	59	59	59	59

***Assumes:**

1 Month LIBOR:	2.0900
6 Month LIBOR:	2.4500
1 Year LIBOR:	2.7600
1 Year CMT:	2.4600

**WAL's calculated from the settlement date assuming a 30/360 basis.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        25

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        26

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        27

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

VI. Net Funds Cap

Group 5 – Flat LIBOR*

Note: All Group 5 LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution Date	Day Count	Available** Funds Cap 30/360	Available** Funds Cap Act/360	Period	Distribution Date	Day Count	Available** Funds Cap 30/360	Available** Funds Cap Act/360
1	25-Dec-04	26	5.5154	6.3640	37	25-Dec-07	30	5.2767	5.2767
2	25-Jan-05	31	5.5417	5.3630	38	25-Jan-08	31	5.2765	5.1063
3	25-Feb-05	31	5.5422	5.3634	39	25-Feb-08	31	5.2763	5.1061
4	25-Mar-05	28	5.5442	5.9402	40	25-Mar-08	29	5.2761	5.4581
5	25-Apr-05	31	5.6083	5.4274	41	25-Apr-08	31	5.2759	5.1057
6	25-May-05	30	5.6677	5.6677	42	25-May-08	30	5.2757	5.2757
7	25-Jun-05	31	5.6704	5.4875	43	25-Jun-08	31	5.2755	5.1053
8	25-Jul-05	30	5.6701	5.6701	44	25-Jul-08	30	5.2753	5.2753
9	25-Aug-05	31	5.6699	5.4870	45	25-Aug-08	31	5.2751	5.1050
10	25-Sep-05	31	5.6696	5.4867	46	25-Sep-08	31	5.2749	5.1048
11	25-Oct-05	30	5.6853	5.6853	47	25-Oct-08	30	5.2747	5.2747
12	25-Nov-05	31	5.6850	5.5016	48	25-Nov-08	31	5.2745	5.1043
13	25-Dec-05	30	5.6847	5.6847	49	25-Dec-08	30	5.2743	5.2743
14	25-Jan-06	31	5.6844	5.5011	50	25-Jan-09	31	5.2740	5.1039
15	25-Feb-06	31	5.6842	5.5008	51	25-Feb-09	31	5.2732	5.1031
16	25-Mar-06	28	5.6839	6.0899	52	25-Mar-09	28	5.2730	5.6496
17	25-Apr-06	31	5.6836	5.5002	53	25-Apr-09	31	5.2728	5.1027
18	25-May-06	30	5.6830	5.6830	54	25-May-09	30	5.2725	5.2725
19	25-Jun-06	31	5.6828	5.4994	55	25-Jun-09	31	5.2723	5.1023
20	25-Jul-06	30	5.6825	5.6825	56	25-Jul-09	30	5.2721	5.2721
21	25-Aug-06	31	5.6822	5.4989	57	25-Aug-09	31	5.2719	5.1018
22	25-Sep-06	31	5.6819	5.4986	58	25-Sep-09	31	5.2702	5.1002
23	25-Oct-06	30	5.4889	5.4889	59	25-Oct-09	30	5.1394	5.1394
24	25-Nov-06	31	5.4730	5.2964	60	25-Nov-09	31	5.1349	4.9692
25	25-Dec-06	30	5.4727	5.4727	61	25-Dec-09	30	5.1346	5.1346
26	25-Jan-07	31	5.4725	5.2960	62	25-Jan-10	31	5.1344	4.9687
27	25-Feb-07	31	5.4723	5.2957	63	25-Feb-10	31	5.1341	4.9685
28	25-Mar-07	28	5.4720	5.8629	64	25-Mar-10	28	5.1338	5.5005
29	25-Apr-07	31	5.4718	5.2953	65	25-Apr-10	31	5.1336	4.9680
30	25-May-07	30	5.4715	5.4715	66	25-May-10	30	5.1333	5.1333
31	25-Jun-07	31	5.4717	5.2952	67	25-Jun-10	31	5.1330	4.9675
32	25-Jul-07	30	5.4714	5.4714	68	25-Jul-10	30	5.1328	5.1328
33	25-Aug-07	31	5.4712	5.2947	69	25-Aug-10	31	5.1325	4.9669
34	25-Sep-07	31	5.4723	5.2957	70	25-Sep-10	31	5.1322	4.9667
35	25-Oct-07	30	5.2980	5.2980	71	25-Oct-10	30	5.1320	5.1320
36	25-Nov-07	31	5.2769	5.1067	72	25-Nov-10	31	5.1317	4.9661

* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:	2.0900
6 Month LIBOR:	2.4500
1 Year LIBOR:	2.7600
1 Year CMT:	2.4600

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        28

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

Net Funds Cap (Cont.)

Group 5A – Flat LIBOR*

Note: All Group 5A LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution Date	Day Count	Available** Funds Cap 30/360	Available** Funds Cap Act/360	Period	Distribution Date	Day Count	Available** Funds Cap 30/360	Available** Funds Cap Act/360
1	25-Dec-04	26	6.0134	6.9385	37	25-Dec-07	30	5.5160	5.5160
2	25-Jan-05	31	6.0193	5.8251	38	25-Jan-08	31	5.5160	5.3381
3	25-Feb-05	31	6.0191	5.8249	39	25-Feb-08	31	5.5160	5.3381
4	25-Mar-05	28	6.0189	6.4488	40	25-Mar-08	29	5.5160	5.7062
5	25-Apr-05	31	6.0550	5.8596	41	25-Apr-08	31	5.5160	5.3380
6	25-May-05	30	6.0548	6.0548	42	25-May-08	30	5.5160	5.5160
7	25-Jun-05	31	6.0546	5.8593	43	25-Jun-08	31	5.5160	5.3380
8	25-Jul-05	30	6.0545	6.0545	44	25-Jul-08	30	5.5159	5.5159
9	25-Aug-05	31	6.0543	5.8590	45	25-Aug-08	31	5.5159	5.3380
10	25-Sep-05	31	6.0542	5.8589	46	25-Sep-08	31	5.5159	5.3380
11	25-Oct-05	30	6.0866	6.0866	47	25-Oct-08	30	5.5157	5.5157
12	25-Nov-05	31	6.0864	5.8901	48	25-Nov-08	31	5.5158	5.3379
13	25-Dec-05	30	6.0863	6.0863	49	25-Dec-08	30	5.5158	5.5158
14	25-Jan-06	31	6.0861	5.8898	50	25-Jan-09	31	5.5158	5.3379
15	25-Feb-06	31	6.0860	5.8897	51	25-Feb-09	31	5.5132	5.3354
16	25-Mar-06	28	6.0858	6.5205	52	25-Mar-09	28	5.5132	5.9070
17	25-Apr-06	31	6.0856	5.8893	53	25-Apr-09	31	5.5132	5.3353
18	25-May-06	30	6.0854	6.0854	54	25-May-09	30	5.5132	5.5132
19	25-Jun-06	31	6.0853	5.8890	55	25-Jun-09	31	5.5132	5.3353
20	25-Jul-06	30	6.0851	6.0851	56	25-Jul-09	30	5.5132	5.5132
21	25-Aug-06	31	6.0849	5.8886	57	25-Aug-09	31	5.5131	5.3353
22	25-Sep-06	31	6.0848	5.8885	58	25-Sep-09	31	5.5085	5.3308
23	25-Oct-06	30	5.7805	5.7805	59	25-Oct-09	30	5.3487	5.3487
24	25-Nov-06	31	5.7817	5.5952	60	25-Nov-09	31	5.3309	5.1589
25	25-Dec-06	30	5.7816	5.7816	61	25-Dec-09	30	5.3308	5.3308
26	25-Jan-07	31	5.7816	5.5951	62	25-Jan-10	31	5.3307	5.1588
27	25-Feb-07	31	5.7815	5.5950	63	25-Feb-10	31	5.3306	5.1587
28	25-Mar-07	28	5.7815	6.1944	64	25-Mar-10	28	5.3306	5.7113
29	25-Apr-07	31	5.7814	5.5949	65	25-Apr-10	31	5.3305	5.1585
30	25-May-07	30	5.7813	5.7813	66	25-May-10	30	5.3304	5.3304
31	25-Jun-07	31	5.7827	5.5962	67	25-Jun-10	31	5.3303	5.1584
32	25-Jul-07	30	5.7827	5.7827	68	25-Jul-10	30	5.3302	5.3302
33	25-Aug-07	31	5.7826	5.5961	69	25-Aug-10	31	5.3302	5.1582
34	25-Sep-07	31	5.7825	5.5960	70	25-Sep-10	31	5.3301	5.1581
35	25-Oct-07	30	5.5473	5.5473	71	25-Oct-10	30	5.3300	5.3300
36	25-Nov-07	31	5.5160	5.3381	72	25-Nov-10	31	5.3299	5.1580

* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:	2.0900
6 Month LIBOR:	2.4500
1 Year LIBOR:	2.7600
1 Year CMT:	2.4600

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        29

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        30

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

Net Funds Cap (Cont.)

Group 5C – Flat LIBOR*

Note: All Group 5C LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution Date	Day Count	Available** Funds Cap 30/360	Available** Funds Cap Act/360
1	25-Dec-04	26	4.0576	4.6819
2	25-Jan-05	31	4.1538	4.0198
3	25-Feb-05	31	4.1570	4.0229
4	25-Mar-05	28	4.1660	4.4635
5	25-Apr-05	31	4.2883	4.1500
6	25-May-05	30	4.5241	4.5241
7	25-Jun-05	31	4.5366	4.3902
8	25-Jul-05	30	4.5366	4.5366
9	25-Aug-05	31	4.5366	4.3902
10	25-Sep-05	31	4.5366	4.3902
11	25-Oct-05	30	4.5366	4.5366
12	25-Nov-05	31	4.5366	4.3902
13	25-Dec-05	30	4.5365	4.5365
14	25-Jan-06	31	4.5365	4.3902
15	25-Feb-06	31	4.5365	4.3902
16	25-Mar-06	28	4.5365	4.8606
17	25-Apr-06	31	4.5365	4.3902
18	25-May-06	30	4.5365	4.5365
19	25-Jun-06	31	4.5365	4.3902
20	25-Jul-06	30	4.5365	4.5365
21	25-Aug-06	31	4.5365	4.3902
22	25-Sep-06	31	4.5365	4.3902
23	25-Oct-06	30	4.5365	4.5365
24	25-Nov-06	31	4.5365	4.3901
25	25-Dec-06	30	4.5365	4.5365
26	25-Jan-07	31	4.5365	4.3901
27	25-Feb-07	31	4.5365	4.3901
28	25-Mar-07	28	4.5365	4.8605
29	25-Apr-07	31	4.5365	4.3901
30	25-May-07	30	4.5364	4.5364
31	25-Jun-07	31	4.5364	4.3901
32	25-Jul-07	30	4.5364	4.5364
33	25-Aug-07	31	4.5364	4.3901
34	25-Sep-07	31	4.5364	4.3901
35	25-Oct-07	30	4.5364	4.5364
36	25-Nov-07	31	4.5364	4.3901
37	25-Dec-07	30	4.5364	4.5364
38	25-Jan-08	31	4.5364	4.3901
39	25-Feb-08	31	4.5364	4.3901
40	25-Mar-08	29	4.5364	4.6928
41	25-Apr-08	31	4.5364	4.3900
42	25-May-08	30	4.5364	4.5364
43	25-Jun-08	31	4.5364	4.3900
44	25-Jul-08	30	4.5364	4.5364
45	25-Aug-08	31	4.5364	4.3900
46	25-Sep-08	31	4.5363	4.3900
47	25-Oct-08	30	4.5363	4.5363
48	25-Nov-08	31	4.5363	4.3900
49	25-Dec-08	30	4.5363	4.5363
50	25-Jan-09	31	4.5363	4.3900
51	25-Feb-09	31	4.5363	4.3900
52	25-Mar-09	28	4.5363	4.8603
53	25-Apr-09	31	4.5363	4.3900
54	25-May-09	30	4.5363	4.5363
55	25-Jun-09	31	4.5363	4.3900
56	25-Jul-09	30	4.5363	4.5363
57	25-Aug-09	31	4.5363	4.3899
58	25-Sep-09	31	4.5363	4.3899
59	25-Oct-09	30	4.5363	4.5363
60	25-Nov-09	31	4.5362	4.3899
61	25-Dec-09	30	4.5362	4.5362
62	25-Jan-10	31	4.5362	4.3899
63	25-Feb-10	31	4.5362	4.3899
64	25-Mar-10	28	4.5362	4.8602
65	25-Apr-10	31	4.5362	4.3899
66	25-May-10	30	4.5362	4.5362
67	25-Jun-10	31	4.5362	4.3899
68	25-Jul-10	30	4.5362	4.5362
69	25-Aug-10	31	4.5362	4.3898
70	25-Sep-10	31	4.5362	4.3898
71	25-Oct-10	30	4.5361	4.5361
72	25-Nov-10	31	4.5361	4.3898

* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:	2.0900
6 Month LIBOR:	2.4500
1 Year LIBOR:	2.7600
1 Year CMT:	2.4600

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        31

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        32

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        33

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        34

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        35

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        36

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        37

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

Loss Scenarios:

5-M-1	75% Pricing Speed	100% Pricing Speed	125% Pricing Speed
	22.5% CPR	30.0% CPR	37.5% CPR
Break even CDR:	7.971 CDR	8.681 CDR	9.537 CDR
WAL:	10.82	8.29	6.57
Principal Writedown:	2,022.18 (0.01%)	2,957.99 (0.01%)	4,018.14 (0.01%)
Total Collat Loss:	48,277,442.88 (8.49%)	40,238,087.64 (7.08%)	35,099,555.09 (6.18%)
5-M-2	**75% Pricing Speed**	**100% Pricing Speed**	**125% Pricing Speed**
	22.5% CPR	30.0% CPR	37.5% CPR
Break even CDR:	5.655 CDR	5.713 CDR	5.846 CDR
WAL:	14.74	11.37	9.00
Principal Writedown:	1,530.58 (0.01%)	2,598.94 (0.02%)	1,104.02 (0.01%)
Total Collat Loss:	36,478,847.72 (6.42%)	28,086,329.68 (4.94%)	22,721,414.29 (4.00%)
5-M-3	**75% Pricing Speed**	**100% Pricing Speed**	**125% Pricing Speed**
	22.5% CPR	30.0% CPR	37.5% CPR
Break even CDR:	4.822 CDR	4.638 CDR	4.504 CDR
WAL:	17.84	13.85	11.01
Principal Writedown:	5,981.33 (0.12%)	2,122.38 (0.04%)	1,050.85 (0.02%)
Total Collat Loss:	31,849,683.59 (5.60%)	23,313,650.14 (4.10%)	17,870,566.27 (3.14%)
5-M-4	**75% Pricing Speed**	**100% Pricing Speed**	**125% Pricing Speed**
	22.5% CPR	30.0% CPR	37.5% CPR
Break even CDR:	4.488 CDR	4.142 CDR	3.852 CDR
WAL:	19.52	15.28	12.16
Principal Writedown:	11,526.60 (0.41%)	12,113.39 (0.43%)	9,294.13 (0.33%)
Total Collat Loss:	29,930,555.41 (5.27%)	21,038,536.85 (3.70%)	15,440,182.25 (2.72%)
Loss Severity	35%	35%	35%
Servicer Advances	100%	100%	100%
Liquidation Lag	12	12	12
Triggers	In Effect	In Effect	In Effect
Optional Redemption	Never	Never	Never
LIBOR_1MO	See Below	See Below	See Below
LIBOR_6MO	See Below	See Below	See Below
LIBOR_1YR	See Below	See Below	See Below
CMT_1YR	See Below	See Below	See Below

Forward Curves
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
Rate (%)
1
5
9
13
17
21
25
29
33
37
41
45
49
53
57
61
65
69
73
77
81
Period
LIBOR 1MO
LIBOR 6MO
LIBOR 1YR
CMT 1YR

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                        38

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

IX. ASSUMED CAP NOTIONAL SCHEDULE

Notional Cap Balance and Rate Schedule to Class 5-A-[ ] AAAs – Assuming $100,000,000 initial face.

Trust to buy a Corridor Cap:	i.e. trust buys Cap over strike and sells cap over ceiling
Counterparty to Pay:	1 Month LIBOR over LIBOR strike up to the given Ceiling.
Floor at LIBOR Strike, capped at:	9.61 %
Uncaps security to:	10.00 %
Initial Notional:	$ 100,000,000
Basis:	Act/360
Pricing Speed:	20 cpr
Close Date:	11/29/2004
1st Pay Date:	12/25/2004
Maturity:	9/25/2008

Period	Date	Notional Balance	*LIBOR Strike*	*LIBOR Cap*	*Corridor (bps)*
1	12/25/2004	100,000,000	6.533%	9.610%	307.7
2	1/25/2005	97,901,866	5.418%	9.610%	419.2
3	2/25/2005	95,843,071	5.420%	9.610%	419.0
4	3/25/2005	93,822,862	6.044%	9.610%	356.6
5	4/25/2005	91,840,520	5.654%	9.610%	395.6
6	5/25/2005	89,895,818	5.870%	9.610%	374.0
7	6/25/2005	87,976,217	5.670%	9.610%	394.0
8	7/25/2005	86,089,920	5.872%	9.610%	373.8
9	8/25/2005	84,238,933	5.670%	9.610%	394.0
10	9/25/2005	82,422,596	5.670%	9.610%	394.0
11	10/25/2005	80,640,264	6.214%	9.610%	339.6
12	11/25/2005	78,891,591	6.014%	9.610%	359.6
13	12/25/2005	77,175,719	6.228%	9.610%	338.2
14	1/25/2006	75,491,969	6.014%	9.610%	359.6
15	2/25/2006	73,839,740	6.014%	9.610%	359.6
16	3/25/2006	72,218,444	6.700%	9.610%	291.0
17	4/25/2006	70,627,506	6.146%	9.610%	346.4
18	5/25/2006	69,066,411	6.369%	9.610%	324.1
19	6/25/2006	67,534,610	6.151%	9.610%	345.9
20	7/25/2006	66,031,495	6.370%	9.610%	324.0
21	8/25/2006	64,556,527	6.152%	9.610%	345.8
22	9/25/2006	63,109,182	6.152%	9.610%	345.8
23	10/25/2006	61,688,944	7.586%	9.610%	202.4
24	11/25/2006	60,300,715	7.482%	9.610%	212.8
25	12/25/2006	58,938,392	7.745%	9.610%	186.5
26	1/25/2007	57,601,465	7.482%	9.610%	212.8
27	2/25/2007	56,289,464	7.483%	9.610%	212.7
28	3/25/2007	55,001,922	8.326%	9.610%	128.4
29	4/25/2007	53,738,385	7.874%	9.610%	173.6
30	5/25/2007	52,500,614	8.201%	9.610%	140.9
31	6/25/2007	51,285,907	7.924%	9.610%	168.6
32	7/25/2007	50,093,810	8.202%	9.610%	140.8
33	8/25/2007	48,923,900	7.925%	9.610%	168.5
34	9/25/2007	47,775,767	7.935%	9.610%	167.5
35	10/25/2007	46,649,002	9.468%	9.610%	14.2
36	11/25/2007	45,544,300	9.288%	9.610%	32.2
37	12/25/2007	44,460,201	9.610%	9.610%	0.0
38	1/25/2008	43,396,216	9.288%	9.610%	32.2
39	2/25/2008	42,488,058	9.289%	9.610%	32.1
40	3/25/2008	41,686,323	9.610%	9.610%	0.0
41	4/25/2008	40,899,550	9.529%	9.610%	8.1
42	5/25/2008	40,128,619	9.610%	9.610%	0.0
43	6/25/2008	39,372,061	9.553%	9.610%	5.7
44	7/25/2008	38,629,609	9.610%	9.610%	0.0
45	8/25/2008	37,901,000	9.553%	9.610%	5.7
46	9/25/2008	37,185,979	9.553%	9.610%	5.7

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                       39

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

X.   CONTACTS

 ----------------------------------------------------------------------------------------------------------------------
                                                   ARMs TRADING DESK
 ----------------------------------------------------------------------------------------------------------------------
               Contact                        Phone                   Fax                         E-mail

 Mark Tecotzky                            212-538-3831           212-743-5384             mark.tecotzky@csfb.com
 Managing Director - ARM Trading
 Andrew Belcher                           212-538-3831           212-743-5384            andrew.belcher@csfb.com
 Associate - ARM Trading
 Patrick Gallagher                        212-538-3831           212-743-2749           patrick.gallagher@csfb.com
 Associate - ARM Structuring
 James Buccola                            212-538-3831           212-743-4863             james.buccola@csfb.com
 Analyst
 ----------------------------------------------------------------------------------------------------------------------
                                                  STRUCTURED FINANCE
 ----------------------------------------------------------------------------------------------------------------------
               Contact                        Phone                   Fax                         E-mail
 John P. Graham                           212-325-6201           212-743-4683             john.p.graham@csfb.com
 Director
 Bruce Kaiserman                          212-538-1662           617-326-7636            bruce.kaiserman@csfb.com
 Director
 Peter J. Sack                            212-325-7862           212-743-5261              peter.sack@csfb.com
 Vice President
 Josef Bittman                            212-538-6611           212-743-4506             josef.bittman@csfb.com
 Associate
 ----------------------------------------------------------------------------------------------------------------------
                                                      COLLATERAL
 ----------------------------------------------------------------------------------------------------------------------
               Contact                        Phone                   Fax                         E-mail
 Bryan Gallagher                          212-325-0317           212-743-4877            bryan.Gallagher@csfb.com
 Vice President
 Michael De Palma                         212-538-5423           212-743-4876            michael.depalma@csfb.com
 Collateral Analyst
 ------------------------------------ ---------------------- ---------------------- -----------------------------------

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                       40

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

XI.  COLLATERAL SUMMARY

     NOTE:  Information  contained  herein reflects the November 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                                      Loan Group 1 Collateral Details
-------------------------------------------------------------------------------------------------------------

Gross WAC                         [5.220]%             Total Loan Balance                $[75,525,409.89]
Net WAC                           [4.853]%             Average Loan Balance                 $[500,168.28]
WA Gross Margin                   [2.411]%             Maximum Loan Balance               $[1,500,000.00]
WA Net Margin                     [2.044]%             California Concentration                   [60.82]%
Index:  6 Month LIBOR             [70.81]%             Northern CA Concentration                  [15.94]%
           1 Year LIBOR           [24.39]%             Southern CA Concentration                  [44.06]%
           1 Year CMT              [4.80]%             WA Original LTV                            [74.14]%
                                                       WA Credit Score                              [720]
WA Months to Reset                   [32]              Full/Alt Doc*                              [26.59]%
Interest Only Loans               [70.76]%             Reduced Doc*                               [48.56]%
WAM                                 [358]              Prepayment Penalties                       [34.23]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 2 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.506]%             Total Loan Balance               $[168,691,111.81]
Net WAC                           [5.131]%             Average Loan Balance                 $[537,232.84]
WA Gross Margin                   [2.368]%             Maximum Loan Balance               $[2,249,999.99]
WA Net Margin                     [1.993]%             California Concentration                   [56.04]%
Index:  6 Month LIBOR             [42.36]%             Northern CA Concentration                  [21.61]%
           1 Year LIBOR           [48.92]%             Southern CA Concentration                  [34.42]%
           1 Year CMT              [8.72]%             WA Original LTV                            [73.15]%
                                                       WA Credit Score                              [722]
WA Months to Reset                   [58]              Full/Alt Doc*                              [36.61]%
Interest Only Loans               [71.57]%             Reduced Doc*                               [35.94]%
WAM                                 [358]              Prepayment Penalties                       [18.71]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 3 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                           [5.192]%           Total Loan Balance               $[107,461,476.90]
Net WAC                             [4.837]%           Average Loan Balance                 $[203,911.72]
WA Gross Margin                     [2.409]%           Maximum Loan Balance                 $[558,712.49]
WA Net Margin                       [2.054]%           California Concentration                   [38.17]%
Index:  6 Month LIBOR               [74.44]%           Northern CA Concentration                   [9.36]%
           1 Year LIBOR             [25.56]%           Southern CA Concentration                  [28.55]%
           1 Year CMT                [0.00]%           WA Original LTV                            [75.83]%
                                                       WA Credit Score                              [714]
WA Months to Reset                      [31]           Full/Alt Doc*                              [42.84]%
Interest Only Loans                 [75.24]%           Reduced Doc*                               [40.13]%
WAM                                    [358]           Prepayment Penalties                       [33.63]%
-------------------------------------------------------------------------------------------------------------

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                       41

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

COLLATERAL SUMMARY (continued)

NOTE:  Information  contained  herein reflects the November 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                                      Loan Group 4 Collateral Details
-------------------------------------------------------------------------------------------------------------

Gross WAC                         [5.655]%             Total Loan Balance               $[189,435,911.05]
Net WAC                           [5.280]%             Average Loan Balance                 $[194,094.17]
WA Gross Margin                   [2.428]%             Maximum Loan Balance                 $[520,000.00]
WA Net Margin                     [2.053]%             California Concentration                   [30.47]%
Index:  6 Month LIBOR             [78.89]%             Northern CA Concentration                  [7.37]%
           1 Year LIBOR           [19.57]%             Southern CA Concentration                 [23.10]%
           1 Year CMT              [1.55]%             WA Original LTV                           [76.13]%
                                                       WA Credit Score                              [718]
WA Months to Reset                   [58]              Full/Alt Doc*                              [40.35]%
Interest Only Loans               [72.62]%             Reduced Doc*                              [38.33]%
WAM                                 [358]              Prepayment Penalties                      [22.76]%
-------------------------------------------------------------------------------------------------------------
                                 Loan Groups 1,2,3 and 4 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.456]%             Total Loan Balance               $[541,113,909.65]
Net WAC                           [5.086]%             Average Loan Balance                 $[274,956.25]
WA Gross Margin                   [2.403]%             Maximum Loan Balance               $[2,249,999.99]
WA Net Margin                     [2.033]%             California Concentration                   [44.21]%
Index:  6 Month LIBOR             [65.49]%             Northern CA Concentration                  [13.40]%
           1 Year LIBOR           [30.58]%             Southern CA Concentration                  [30.64]%
           1 Year CMT              [3.93]%             WA Original LTV                            [74.86]%
                                                       WA Credit Score                              [719]
WA Months to Reset                    [49]             Full/Alt Doc*                              [37.76]%
Interest Only Loans               [72.55]%             Reduced Doc*                               [39.37]%
WAM                                  [358]             Prepayment Penalties                       [25.26]%
-------------------------------------------------------------------------------------------------------------

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                       42

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

COLLATERAL SUMMARY (continued)

NOTE:  Information  contained  herein reflects the November 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                                      Loan Group 5A Collateral Details
-------------------------------------------------------------------------------------------------------------

Gross WAC                         [6.265]%             Total Loan Balance               $[139,991,235.09]
Net WAC                           [6.013]%             Average Loan Balance                 $[198,569.13]
WA Gross Margin                   [3.125]%             Maximum Loan Balance                 $[568,750.00]
WA Net Margin                     [2.873]%             California Concentration                   [30.65]%
Index:  6 Month LIBOR             [91.77]%             Northern CA Concentration                  [10.37]%
           1 Year LIBOR            [6.73]%             Southern CA Concentration                  [20.28]%
           1 Year CMT              [0.24]%             WA Original LTV                            [79.64]%
                                                       WA Credit Score                              [698]
WA Months to Reset                   [29]              Full/Alt Doc*                              [12.84]%
Interest Only Loans               [45.39]%             Reduced Doc*                               [57.58]%
WAM                                 [358]              Prepayment Penalties                       [54.95]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 5B Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [6.255]%             Total Loan Balance               $[285,634,715.42]
Net WAC                           [6.000]%             Average Loan Balance                 $[280,308.85]
WA Gross Margin                   [3.144]%             Maximum Loan Balance               $[1,229,999.99]
WA Net Margin                     [2.889]%             California Concentration                   [33.29]%
Index:  6 Month LIBOR             [92.56]%             Northern CA Concentration                  [12.77]%
           1 Year LIBOR            [7.12]%             Southern CA Concentration                  [20.52]%
           1 Year CMT              [0.12]%             WA Original LTV                            [79.22]%
                                                       WA Credit Score**                            [697]
WA Months to Reset                   [29]              Full/Alt Doc*                              [12.54]%
Interest Only Loans               [46.56]%             Reduced Doc*                               [58.79]%
WAM                                 [358]              Prepayment Penalties                       [52.64]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 5C Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [4.311]%             Total Loan Balance               $[142,705,757.94]
Net WAC                           [4.058]%             Average Loan Balance                 $[288,878.05]
WA Gross Margin                   [2.441]%             Maximum Loan Balance               $[1,699,999.99]
WA Net Margin                     [2.187]%             California Concentration                   [36.90]%
Index:  1 Month LIBOR             [27.95]%             Northern CA Concentration                  [23.45]%
           6 Month LIBOR          [72.05]%             Southern CA Concentration                  [13.44]%
           1 Year LIBOR            [0.00]%             WA Original LTV                            [75.37]%
           1 Year CMT              [0.00]%             WA Credit Score**                            [733]
WA Months to Reset                    [4]              Full/Alt Doc*                              [28.72]%
Interest Only Loans               [98.21]%             Reduced Doc*                               [29.69]%
WAM                                 [359]              Prepayment Penalties                       [21.30]%
-------------------------------------------------------------------------------------------------------------

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

                                       43

CREDIT | FIRST                                                  November 9, 2004
SUISSE | BOSTON                                                   (212) 538-3831

                      Adjustable Rate Mortgage Trust 2004-4
                                   TERM SHEET

COLLATERAL SUMMARY (continued)

NOTE:  Information  contained  herein reflects the November 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                                Loan Group 5A, 5B and 5C Collateral Details
-------------------------------------------------------------------------------------------------------------

Gross WAC                         [5.769]%             Total Loan Balance               $[568,331,708.46]
Net WAC                           [5.515]%             Average Loan Balance                 $[256,236.12]
WA Gross Margin                   [2.962]%             Maximum Loan Balance               $[1,699,999.99]
WA Net Margin                     [2.709]%             California Concentration                   [33.55]%
Index:  1 Month LIBOR              [7.43]%             Northern CA Concentration                  [14.86]%
           6 Month LIBOR          [87.21]%             Southern CA Concentration                  [18.69]%
           1 Year LIBOR            [5.24]%             WA Original LTV                            [78.36]%
           1 Year CMT              [0.12]%             WA Credit Score**                            [707]
WA Months to Reset                   [23]              Full/Alt Doc*                              [16.67]%
Interest Only Loans               [59.24]%             Reduced Doc*                               [51.19]%
WAM                                 [358]              Prepayment Penalties                       [45.34]%
-------------------------------------------------------------------------------------------------------------

*The mortgage loans have been originated under "full" or "alternative," "reduced documentation,"  "stated income/stated assets" or "no income/no asset" programs.
The  "alternative,"  "reduced," "stated  income/stated  asset" and "no income/no asset" programs  generally require either  alternative or less documentation and verification  than  do  full  documentation  programs  which  generally  require
standard   Fannie   Mae/Freddie   Mac  approved   forms  for   verification   of
income/employment,   assets  and  certain  payment  histories.   Generally,   an
"alternative"   documentation   program  requires   information   regarding  the
mortgagor's  income (i.e.,  W-2 forms,  tax returns and/or pay stubs) and assets
(i.e., bank statements) as does a "full doc" loan, however, alternative forms of standard verifications are used. Generally,  under both "full" and "alternative"
documentation  programs at least one year of income  documentation  is provided.
Generally,  under a "reduced documentation" program, either no verification of a mortgagor's  stated income is undertaken by the originator or no verification of
a  mortgagor's  assets  is  undertaken  by  the  originator.   Under  a  "stated
income/stated assets" program, no verification of either a mortgagor's income or a mortgagor's  assets is undertaken by the  originator  although both income and assets  are  stated  on the  loan  application  and a  "reasonableness  test" is applied.  Generally,  under a "no income/no asset" program, the mortgagor is not required to state his or her income or assets and therefore,  no verification of such  mortgagor's  income  or  assets  is  undertaken  by  the  originator.  The underwriting  for such mortgage loans may be based  primarily or entirely on the estimated  value of the mortgaged  property and the LTV ratio at  origination as well as on the payment history and credit score.

**Where Available

The  analyses,   calculations,  and  valuations  herein  are  based  on  certain assumptions  and data  provided by third  parties which may vary from the actual
characteristics   of  the  pool.   Credit  Suisse  First  Boston  LLC  makes  no
representation  that such  analyses or  calculations  are  accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the  information  contained in or filed in connection  with the  prospectus /
prospectus supplement.

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